Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2018

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”), is one of the largest publicly-held developers and owners of Class A office properties in the United States, concentrated in five markets -  Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. The Company’s complete portfolio totals 52.7 million square feet and 200 properties, including fourteen properties under construction/redevelopment, and consists of 180 office properties, thirteen retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants' needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned seven consecutive Global Real Estate Sustainability Benchmark (GRESB) Green Stars and the highest GRESB 5-star Rating. Boston Properties was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 51.

The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations and their share of fees due to the Company).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP's Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP's Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 55.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3822	at 617.236.3352 or
(f) 617.236.3311		(f) 617.236.3311	mlabelle@bostonproperties.com
investorrelations@bostonproperties.com
		www.bostonproperties.com	Sara Buda
Vice President, Investor Relations
at 617.236.3429 or
sbuda@bostonproperties.com

(Cover photo: 3420 Ocean Park Boulevard, Santa Monica Business Park, Santa Monica, CA)

Q3 2018
Table of contents

Q3 2018
Company profile

SNAPSHOT

(as of September 30, 2018)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	200
Total Square Feet (includes unconsolidated joint ventures)	52.7 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1]	172.2 million
Closing Price, at the end of the quarter	$123.09 per share
Dividend - Quarter/Annualized [1]	$0.95/$3.80 per share
Dividend Yield	3.09%
Consolidated Market Capitalization [2]	$32.3 billion
BXP's Share of Market Capitalization [2,3]	$32.0 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa1 (Moody's)
STRATEGY

Boston Properties' primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•
to maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	to invest in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•
in our core markets, to maintain scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•
to be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	to ensure a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•
to foster a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and the employer of choice for talented real estate professionals.

MANAGEMENT

Board of Directors		Chairman Emeritus
Joel I. Klein	Lead Independent Director	Mortimer B. Zuckerman
Owen D. Thomas	Chief Executive Officer
Douglas T. Linde	President	Management
Kelly A. Ayotte		Owen D. Thomas	Chief Executive Officer
Bruce W. Duncan		Douglas T. Linde	President
Karen E. Dykstra		Raymond A. Ritchey	Senior Executive Vice President
Carol B. Einiger	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Dr. Jacob A. Frenkel
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	Peter D. Johnston	Executive Vice President, Washington, DC Region
		Bryan J. Koop	Executive Vice President, Boston Region
Martin Turchin		Robert E. Pester	Executive Vice President, San Francisco Region
David A. Twardock	Chair of Audit Committee	John F. Powers	Executive Vice President, New York Region
		Frank D. Burt	Senior Vice President, General Counsel
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
TIMING OF EARNINGS ANNOUNCEMENTS

Quarterly results for the next four quarters will be announced according to the following schedule:

Fourth Quarter, 2018	Tentatively January 29, 2019
First Quarter, 2019	Tentatively April 30, 2019
Second Quarter, 2019	Tentatively July 30, 2019
Third Quarter, 2019	Tentatively October 29, 2019
____________________

[1]	The Company increased its regular quarterly cash dividend to $0.95 from $0.80 per share of common stock beginning with the period from July 1, 2018 to September 30, 2018.

[2]	For additional detail, see page 25.

[3]	For the Company's definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

Q3 2018
Guidance and assumptions

GUIDANCE

The Company’s guidance for the full year 2018 and full year 2019 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on October 30, 2018 and otherwise referenced during the Company’s conference call scheduled for October 31, 2018.  The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 53. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

		Full Year 2018			Full Year 2019
		Low		High	Low		High
Projected EPS (diluted)		$3.84	—	$3.86	$3.07	—	$3.24
Add:
	Projected Company share of real estate depreciation and amortization	3.62	—	3.62	3.68	—	3.68
Less:
	Projected Company share of gains on sales of real estate	1.07	—	1.07	—	—	—
Projected FFO per share (diluted)		$6.39	—	$6.41	$6.75	—	$6.92

ASSUMPTIONS
(dollars in thousands)

	Full Year 2018			Full Year 2019
	Low		High	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	—	92.0%	91.5%	—	93.0%
Increase in BXP's Share of Same Property net operating income (excluding termination income)	1.0%	—	2.5%	3.5%	—	5.5%
Increase in BXP's Share of Same Property net operating income - cash (excluding termination income)	0.5%	—	2.5%	4.5%	—	6.5%
BXP's Share of Non Same Properties' incremental contribution to net operating income over prior year (excluding asset sales)	$46,000	—	$50,000	$80,000	—	$90,000
BXP's Share of incremental net operating income related to asset sales over prior year	$(11,000)	—	$(10,000)	$(12,000)	—	$(12,000)
BXP's Share of straight-line rent and fair value lease revenue (non-cash revenue)	$75,000	—	$85,000	$75,000	—	$100,000
Hotel net operating income	$14,000	—	$15,000	$15,000	—	$16,500
Termination income	$4,000	—	$8,000	$10,000	—	$15,000

Other revenue (expense):
Development and management services revenue	$42,000	—	$45,000	$37,000	—	$42,000
General and administrative expense [1]	$(123,000)	—	$(121,000)	$(140,000)	—	$(134,000)
Net interest expense	$(375,000)	—	$(363,000)	$(433,000)	—	$(418,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships' share of FFO	$(140,000)	—	$(130,000)	$(145,000)	—	$(135,000)

_____________

[1]
Full Year 2019 assumptions include approximately $10 million related to the anticipated adoption of ASU 2016-02 on January 1, 2019 under which lessors will only capitalize incremental direct leasing costs.  As a result, the Company will no longer capitalize legal costs and internal leasing wages and instead will expense these and other non-incremental costs as incurred.

Q3 2018
Financial highlights

(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-18	30-Jun-18
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$128,681
Net income attributable to Boston Properties, Inc. per share - diluted	$0.77	$0.83
FFO attributable to Boston Properties, Inc. common shareholders [1]	$253,794	$244,441
Diluted FFO per share [1]	$1.64	$1.58
Dividends per common share	$0.95	$0.80
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$211,101	$190,496

Selected items:
Revenue	$686,284	$664,484
BXP's Share of revenue [3]	$649,794	$619,370
BXP's Share of straight-line rent [3]	$4,846	$19,561
BXP's Share of fair value lease revenue [3,4]	$5,007	$4,640
BXP's Share of termination income [3]	$1,350	$715
Ground rent expense	$3,605	$3,586
Capitalized interest	$16,595	$17,621
Capitalized wages	$4,152	$4,771
BXP's Share of capitalized internal leasing and external legal costs	$1,856	$2,592
Income (loss) from unconsolidated joint ventures	$(4,313)	$769
BXP's share of FFO from unconsolidated joint ventures [5]	$13,707	$10,081
Net income attributable to noncontrolling interests in property partnerships	$14,850	$14,400
FFO attributable to noncontrolling interests in property partnerships [6]	$33,016	$32,826

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$18,790	$20,818
Below-market rents (included within Other Liabilities)	$74,416	$82,497
Accrued rental income liability (included within Other Liabilities)	$63,805	$44,897
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$48,122	$47,061

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.28	4.18
Interest Coverage Ratio (including capitalized interest) [7]	3.61	3.47
Fixed Charge Coverage Ratio [7]	2.86	2.99
BXP's Share of Net Debt to BXP's Share of EBITDAre [8]	6.71	6.61
Change in BXP's Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	1.4%	—%
Change in BXP's Share of Same Store NOI (excluding termination income) - cash [9]	2.5%	(3.3)%
FAD Payout Ratio [2]	77.56%	72.38%
Operating Margins [(rental revenue - rental expense)/rental revenue]	62.1%	62.8%
Occupancy of In-Service Properties	91.1%	90.4%

Capitalization:
Consolidated Debt	$10,889,702	$10,721,878
BXP's Share of Debt [10]	$10,552,938	$10,163,690
Consolidated Market Capitalization	$32,290,355	$32,523,717
Consolidated Debt/Consolidated Market Capitalization	33.72%	32.97%
BXP's Share of Market Capitalization [10]	$31,953,591	$31,965,529
BXP's Share of Debt/BXP's Share of Market Capitalization [10]	33.03%	31.80%
_____________

[1]	For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. common shareholders and Diluted FFO per share, see page 6.

[2]	For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

[3]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[4]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 34.

[6]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 31.

[7]	For a quantitative reconciliation for the three months ended September 30, 2018 and June 30, 2018, see page 29.

[8]	For a quantitative reconciliation for the three months ended September 30, 2018 and June 30, 2018, see page 28.

[9]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 10.

[10]	For a quantitative reconciliation for September 30, 2018, see page 25.

Q3 2018
Consolidated Balance Sheets

(unaudited and in thousands)

	30-Sep-18	30-Jun-18
ASSETS
Real estate	$20,425,282	$20,152,578
Construction in progress	1,057,261	1,163,040
Land held for future development	205,096	210,902
Less accumulated depreciation	(4,838,496)	(4,745,590)
Total real estate	16,849,143	16,780,930
Cash and cash equivalents	322,502	472,555
Cash held in escrows	101,282	254,505
Investments in securities	31,376	30,063
Tenant and other receivables, net	98,502	63,660
Related party note receivable	80,000	—
Accrued rental income, net	926,274	912,652
Deferred charges, net	669,545	678,319
Prepaid expenses and other assets	133,443	85,972
Investments in unconsolidated joint ventures	925,431	682,507
Total assets	$20,137,498	$19,961,163

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,967,548	$2,972,052
Unsecured senior notes, net	7,253,786	7,251,578
Unsecured line of credit	170,000	—
Unsecured term loan, net	498,368	498,248
Accounts payable and accrued expenses	315,462	327,067
Dividends and distributions payable	165,118	139,263
Accrued interest payable	92,809	96,844
Other liabilities	468,433	462,869
Total liabilities	11,931,524	11,747,921

Commitments and contingencies	—	—

Equity:
Stockholders' equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding at September 30, 2018 and June 30, 2018	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,519,139 and 154,490,429 issued and 154,440,239 and 154,411,529 outstanding at September 30, 2018 and June 30, 2018, respectively	1,544	1,544
Additional paid-in capital	6,400,193	6,391,460
Dividends in excess of earnings	(677,312)	(649,747)
Treasury common stock at cost, 78,900 shares at September 30, 2018 and June 30, 2018	(2,722)	(2,722)
Accumulated other comprehensive loss	(45,137)	(47,695)
Total stockholders' equity attributable to Boston Properties, Inc.	5,876,566	5,892,840

Noncontrolling interests:
Common units of the Operating Partnership	618,380	621,221
Property partnerships	1,711,028	1,699,181
Total equity	8,205,974	8,213,242

Total liabilities and equity	$20,137,498	$19,961,163

Q3 2018
Consolidated Income Statements

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-18	30-Jun-18
Revenue
Rental
Base rent	$525,875	$516,439
Recoveries from tenants	102,424	95,259
Parking and other	26,552	26,904
Total rental revenue	654,851	638,602
Hotel revenue	13,664	14,607
Development and management services	15,253	9,305
Direct reimbursements of payroll and related costs from management services contracts	2,516	1,970
Total revenue	686,284	664,484
Expenses
Operating	125,596	122,164
Real estate taxes	122,393	115,626
Demolition costs	—	—
Hotel operating	8,828	8,741
General and administrative [1]	29,677	28,468
Payroll and related costs from management services contracts	2,516	1,970
Transaction costs	914	474
Depreciation and amortization	157,996	156,417
Total expenses	447,920	433,860
Operating income	238,364	230,624
Other income (expense)
Income (loss) from unconsolidated joint ventures	(4,313)	769
Gains on sales of real estate	7,863	18,292
Gains from investments in securities [1]	1,075	505
Interest and other income	2,822	2,579
Interest expense	(95,366)	(92,204)
Net income	150,445	160,565
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(14,850)	(14,400)
Noncontrolling interest - common units of the Operating Partnership [2]	(13,852)	(14,859)
Net income attributable to Boston Properties, Inc.	121,743	131,306
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$128,681

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.77	$0.83
Net income attributable to Boston Properties, Inc. per share - diluted	$0.77	$0.83

_____________

[1]
General and administrative expense includes $(1.1) million and $(0.5) million and gains from investments in securities include $1.1 million and $0.5 million for the three months ended September 30, 2018 and June 30, 2018, respectively, related to the Company's deferred compensation plan.

[2]	For additional detail, see page 6.

Q3 2018
Fund from operations (FFO) [1]

(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-18	30-Jun-18
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$128,681
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	13,852	14,859
Noncontrolling interests in property partnerships	14,850	14,400
Net income	150,445	160,565
Add:
Depreciation and amortization	157,996	156,417
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,166)	(18,426)
BXP's share of depreciation and amortization from unconsolidated joint ventures	18,020	9,312
Corporate-related depreciation and amortization	(425)	(406)
Less:
Gains on sales of real estate	7,863	18,292
Noncontrolling interests in property partnerships	14,850	14,400
Preferred dividends	2,625	2,625
FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (Basic FFO)	282,532	272,145
Less:
Noncontrolling interest - common units of the Operating Partnership's share of FFO	28,738	27,704
FFO attributable to Boston Properties, Inc. common shareholders	$253,794	$244,441

Boston Properties, Inc.'s percentage share of Basic FFO	89.83%	89.82%
Noncontrolling interest's - common unitholders percentage share of Basic FFO	10.17%	10.18%
Basic FFO per share	$1.64	$1.58
Weighted average shares outstanding - basic	154,440	154,415
Diluted FFO per share	$1.64	$1.58
Weighted average shares outstanding - diluted	154,678	154,571

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-18	30-Jun-18
Basic FFO	$282,532	$272,145
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	282,532	272,145
Less:
Noncontrolling interest - common units of the Operating Partnership's share of diluted FFO	28,698	27,678
Boston Properties, Inc.'s share of Diluted FFO	$253,834	$244,467

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-18	30-Jun-18
Shares/units for Basic FFO	171,928	171,916
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	238	156
Shares/units for Diluted FFO	172,166	172,072
Less:
Noncontrolling interest - common units of the Operating Partnership's share of Diluted FFO (shares/units)	17,488	17,501
Boston Properties, Inc.'s share of shares/units for Diluted FFO	154,678	154,571

Boston Properties, Inc.'s percentage share of Diluted FFO	89.84%	89.83%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

Q3 2018
Funds available for distributions (FAD) [1]

(dollars in thousands)

	Three Months Ended
	30-Sep-18	30-Jun-18
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$128,681
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	13,852	14,859
Noncontrolling interests in property partnerships	14,850	14,400
Net income	150,445	160,565
Add:
Depreciation and amortization	157,996	156,417
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,166)	(18,426)
BXP's share of depreciation and amortization from unconsolidated joint ventures	18,020	9,312
Corporate-related depreciation and amortization	(425)	(406)
Less:
Gains on sales of real estate	7,863	18,292
Noncontrolling interests in property partnerships	14,850	14,400
Preferred dividends	2,625	2,625
Basic FFO	282,532	272,145
Add:
BXP's Share of lease transaction costs that qualify as rent inducements 1, [2]	3,846	586
BXP's Share of hedge amortization [1]	1,435	1,435
Straight-line ground rent expense adjustment [3]	1,062	1,003
Stock-based compensation	8,457	8,471
Non-real estate depreciation	425	406
Unearned portion of capitalized fees from consolidated joint ventures	1,374	991
Less:
BXP's Share of straight-line rent [1]	4,846	19,561
BXP's Share of fair value lease revenue [1,4]	5,007	4,640
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of 2nd generation tenant improvements and leasing commissions [1]	52,744	56,720
BXP's Share of maintenance capital expenditures [1,5]	25,222	12,378
Hotel improvements, equipment upgrades and replacements	211	1,242
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$211,101	$190,496

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	163,740	137,886

FAD Payout Ratio[1] (B÷A)	77.56%	72.38%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]
Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2021 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.

[4]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[5]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI)
(in thousands)

	Three Months Ended
	30-Sep-18	30-Sep-17
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$117,337
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	121,743	119,962
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,852	13,402
Noncontrolling interest in property partnerships	14,850	14,340
Net income	150,445	147,704
Add:
Interest expense	95,366	92,032
Depreciation and amortization expense	157,996	152,164
Transaction costs	914	239
Payroll and related costs from management services contracts	2,516	—
General and administrative expense	29,677	25,792
Less:
Gains from investments in securities	1,075	944
Interest and other income	2,822	1,329
Gains on sales of real estate	7,863	2,891
Income (loss) from unconsolidated joint ventures	(4,313)	843
Direct reimbursements of payroll and related costs from management services contracts	2,516	—
Development and management services revenue	15,253	10,811
Net Operating Income (NOI)	411,698	401,113
Add:
BXP's share of NOI from unconsolidated joint ventures [1]	22,511	15,469
Less:
Partners' share of NOI from consolidated joint ventures (after priority allocations) [2]	43,068	43,663
BXP's Share of NOI	391,141	372,919
Less:
Termination income	1,350	4,783
BXP's share of termination income from unconsolidated joint ventures [1]	—	28
Add:
Partners' share of termination income from consolidated joint ventures [2]	—	1,233
BXP's Share of NOI (excluding termination income)	$389,791	$369,341

Net Operating Income (NOI)	$411,698	$401,113
Less:
Termination income	1,350	4,783
NOI from non Same Properties (excluding termination income) [3]	14,822	3,957
Same Property NOI (excluding termination income)	395,526	392,373
Less:
Partners' share of NOI from consolidated joint ventures (excluding termination income and after priority allocations) [2]	43,068	42,430
Add:
Partners' share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	208	(599)
BXP's share of NOI from unconsolidated joint ventures (excluding termination income) [1]	22,511	15,441
Less:
BXP's share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	5,293	—
BXP's Share of Same Property NOI (excluding termination income)	$369,884	$364,785

_____________

[1]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 59.

[2]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 57.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2018 and therefore are no longer a part of the Company’s property portfolio.

Q3 2018
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of same property net operating income (NOI) - cash

(in thousands)

	Three Months Ended
	30-Sep-18	30-Sep-17
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$117,337
Preferred dividends	2,625	2,625
Net income attributable to Boston Properties, Inc.	121,743	119,962
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	13,852	13,402
Noncontrolling interest in property partnerships	14,850	14,340
Net income	150,445	147,704
Add:
Interest expense	95,366	92,032
Depreciation and amortization expense	157,996	152,164
Transaction costs	914	239
Payroll and related costs from management services contracts	2,516	—
General and administrative expense	29,677	25,792
Less:
Gains from investments in securities	1,075	944
Interest and other income	2,822	1,329
Gains on sales of real estate	7,863	2,891
Income (loss) from unconsolidated joint ventures	(4,313)	843
Direct reimbursements of payroll and related costs from management services contracts	2,516	—
Development and management services revenue	15,253	10,811
Net Operating Income (NOI)	411,698	401,113
Less:
Straight-line rent	(848)	16,105
Fair value lease revenue	6,053	5,781
Termination income	1,350	4,783
Add:
Straight-line ground rent expense adjustment [1]	887	929
Lease transaction costs that qualify as rent inducements [2]	3,866	(102)
NOI - cash (excluding termination income)	409,896	375,271
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	26,602	2,135
Same Property NOI - cash (excluding termination income)	383,294	373,136
Less:
Partners' share of NOI - cash from consolidated joint ventures (excluding termination income and after priority allocations) [4]	43,922	38,758
Add:
Partners' share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after priority allocations) [3]	834	(596)
BXP's share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	18,697	12,543
Less:
BXP's share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	3,845	—
BXP's Share of Same Property NOI - cash (excluding termination income)	$355,058	$346,325
_____________

[1]
In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $175 and $(375) for the three months ended September 30, 2018 and 2017, respectively. As of September 30, 2018, the Company has remaining lease payments aggregating approximately $26.1 million, all of which it expects to incur by the end of 2021 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2021 may vary significantly.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[3]
Pages 19-22 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2018 and therefore are no longer a part of the Company’s property portfolio.

[4]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 57.

[5]	For a quantitative reconciliation for the three months ended September 30, 2018, see page 59.

Q3 2018
Same property net operating income (NOI) by reportable segment

(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-18	30-Sep-17	Change	Change	30-Sep-18	30-Sep-17	Change	Change
Rental Revenue	$624,362	$619,323			$17,874	$17,359
Less: Termination income	1,350	4,739			—	—
Rental revenue (excluding termination income) [2]	623,012	614,584	$8,428	1.4%	17,874	17,359	$515	3.0%
Less: Operating expenses and real estate taxes	234,764	229,539	5,225	2.3%	10,596	10,031	565	5.6%
NOI (excluding termination income) 2, [3]	$388,248	$385,045	$3,203	0.8%	$7,278	$7,328	$(50)	(0.7)%

Rental revenue (excluding termination income) [2]	$623,012	$614,584	$8,428	1.4%	$17,874	$17,359	$515	3.0%
Less: Straight-line rent and fair value lease revenue	16,536	20,061	(3,525)	(17.6)%	(7)	3	(10)	(333.3)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,410	(102)	3,512	3,443.1%	—	—	—	—%
Subtotal	609,886	594,421	15,465	2.6%	17,881	17,356	525	3.0%
Less: Operating expenses and real estate taxes	234,764	229,539	5,225	2.3%	10,596	10,031	565	5.6%
Add: Straight-line ground rent expense [5]	887	929	(42)	(4.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$376,009	$365,811	$10,198	2.8%	$7,285	$7,325	$(40)	(0.5)%

	Consolidated Total [1]				BXP's share of Unconsolidated Joint Ventures
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-18	30-Sep-17	Change	Change	30-Sep-18	30-Sep-17	Change	Change
Rental Revenue	$642,236	$636,682			$27,827	$25,882
Less: Termination income	1,350	4,739			—	28
Rental revenue (excluding termination income) [2]	640,886	631,943	$8,943	1.4%	27,827	25,854	$1,973	7.6%
Less: Operating expenses and real estate taxes	245,360	239,570	5,790	2.4%	10,609	10,413	196	1.9%
NOI (excluding termination income) [2,3]	$395,526	$392,373	$3,153	0.8%	$17,218	$15,441	$1,777	11.5%

Rental revenue (excluding termination income) [2]	$640,886	$631,943	$8,943	1.4%	$27,827	$25,854	$1,973	7.6%
Less: Straight-line rent and fair value lease revenue	16,529	20,064	(3,535)	(17.6)%	2,433	3,106	(673)	(21.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,410	(102)	3,512	3,443.1%	67	208	(141)	(67.8)%
Subtotal	$627,767	$611,777	15,990	2.6%	25,461	22,956	2,505	10.9%
Less: Operating expenses and real estate taxes	245,360	239,570	5,790	2.4%	10,609	10,413	196	1.9%
Add: Straight-line ground rent expense [5]	887	929	(42)	(4.5)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$383,294	$373,136	$10,158	2.7%	$14,852	$12,543	$2,309	18.4%

	Partners' share of Consolidated Joint Ventures				BXP's Share 2, [6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-18	30-Sep-17	Change	Change	30-Sep-18	30-Sep-17	Change	Change
Rental Revenue	$71,309	$72,186			$598,754	$590,378
Less: Termination income	—	1,213			1,350	3,554
Rental revenue (excluding termination income) [2]	71,309	70,973	$336	0.5%	597,404	586,824	$10,580	1.8%
Less: Operating expenses and real estate taxes	28,449	27,944	505	1.8%	227,520	222,039	5,481	2.5%
NOI (excluding termination income) 2, [3]	$42,860	$43,029	$(169)	(0.4)%	$369,884	$364,785	$5,099	1.4%

Rental revenue (excluding termination income) [2]	$71,309	$70,973	$336	0.5%	$597,404	$586,824	$10,580	1.8%
Less: Straight-line rent and fair value lease revenue	(121)	3,684	(3,805)	(103.3)%	19,083	19,486	(403)	(2.1)%
Add: Lease transaction costs that qualify as rent inducements [4]	107	9	98	1,088.9%	3,370	97	3,273	3,374.2%
Subtotal	71,537	67,298	4,239	6.3%	581,691	567,435	14,256	2.5%
Less: Operating expenses and real estate taxes	28,449	27,944	505	1.8%	227,520	222,039	5,481	2.5%
Add: Straight-line ground rent expense [5]	—	—	—	—%	887	929	(42)	(4.5)%
NOI - cash (excluding termination income) 2, [3]	$43,088	$39,354	$3,734	9.5%	$355,058	$346,325	$8,733	2.5%
___________________

[1]	Includes 100% share of consolidated joint ventures and excludes Salesforce Tower, which is not a Same Property.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[3]
For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.

[4]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.

[5]
Excludes the straight-line impact of approximately $175 and $(375) for the three months ended September 30, 2018 and 2017, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 9.

[6]	BXP's Share represents consolidated plus the Company' share of unconsolidated joint ventures less the partners' share of consolidated joint ventures.

Q3 2018
Capital expenditures, tenant improvement costs and leasing commissions

(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-18	30-Jun-18
Maintenance capital expenditures	$25,011	$12,885
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures [1]	16,109	24,600
Hotel improvements, equipment upgrades and replacements	211	1,242
Subtotal	41,331	38,727
Add:
BXP's share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	284	216
BXP's share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	2,749	438
BXP's share of repositioning capital expenditures from unconsolidated JVs	1,208	639
Less:
Partners' share of maintenance capital expenditures from consolidated JVs	73	723
Partners' share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners' share of repositioning capital expenditures from consolidated JVs	2,796	6,349
BXP's Share of Capital Expenditures [2]	$42,703	$32,948

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS [3]

	Three Months Ended
	30-Sep-18	30-Jun-18
Square feet	872,514	887,760
Tenant improvements and lease commissions PSF	$78.23	$65.69

___________________

[1]
Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 100 Federal Street (55% ownership) in Boston, MA, and 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[3]	Includes 100% of unconsolidated joint ventures.

Q3 2018
Acquisitions and dispositions

For the period from January 1, 2018 through September 30, 2018
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial		Anticipated Future	Total	Leased (%)
3 Hudson Boulevard (25% ownership interest)	New York, NY	July 13, 2018	N/A	$125,556	[1]	$62,223	$187,779	N/A
Santa Monica Business Park (55% ownership interest) [2]	Santa Monica, CA	July 19, 2018	1,188,990	345,106		28,894	374,000	94%
100 Causeway Street (50% ownership interest) [3]	Boston, MA	July 27, 2018	N/A	3,895		263,405	267,300	N/A
Total Acquisitions			1,188,990	$474,557		$354,522	$829,079	94%

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain [4]
500 E Street, S.W.	Washington, DC	January 9, 2018	262,202	$127,600	$116,120	$96,397
91 Hartwell Avenue	Lexington, MA	May 24, 2018	119,216	22,200	21,680	15,455
Quorum Office Park	Chelmsford, MA	September 27, 2018	267,527	35,300	34,328	7,863
Total Dispositions			648,945	$185,100	$172,128	$119,715

__________________

[1]
The initial investment consists of the Company's initial equity investment and mortgage financing provided by the Company to the unconsolidated joint venture. The mortgage financing totals $80.0 million, bears interest at a variable rate equal to LIBOR plus 3.50% per annum and matures on July 13, 2023, with extension options, subject to certain conditions. The loan has been reflected as Related Party Note Receivable on the Company’s Consolidated Balance Sheets.

[2]	At acquisition, the joint venture funded a portion of the acquisition with a $300 million mortgage financing. The Company’s share of the investment is exclusive of this financing.

[3]	See also page 13.

[4]
Excludes approximately $2.8 million of gains on sales of real estate recognized during the nine months ended September 30, 2018 related to gain amounts from sales of real estate occurring in prior years.

Q3 2018
Construction in progress

as of September 30, 2018
(dollars in thousands)
CONSTRUCTION IN PROGRESS [1]

	Actual/Estimated				BXP's share
						Estimated Total Investment [2]			Amount Drawn at	Estimated Future Equity Requirement [2]			Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP's share)
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]		Total Financing				Percentage Leased [3]
Construction Properties			Location						9/30/2018
Office and Retail
Salesforce Tower (95% ownership) [6]	Q4 2017	Q3 2019	San Francisco, CA	1,420,000	$1,044,624	$1,073,500	$—		$—	$31,663	99%		45%	$6,870
The Hub on Causeway - Podium (50% ownership)	Q2 2019	Q4 2019	Boston, MA	385,000	104,658	141,870	102,300		41,303	—	88%		—%	N/A
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	485,000	204,560	375,000	—		—	170,440	98%		—%	N/A
Dock 72 (50% ownership)	Q1 2019	Q3 2020	Brooklyn, NY	670,000	148,098	223,000	125,000		58,127	8,030	33%		—%	N/A
17Fifty Presidents Street	Q2 2020	Q3 2020	Reston, VA	276,000	33,763	142,900	—		—	109,137	100%		—%	N/A
6595 Springfield Center Drive (TSA Headquarters)	Q3 2020	Q4 2020	Springfield, VA	634,000	94,344	313,700	—		—	219,356	98%		—%	N/A
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	211,000	43,529	97,000	—		—	53,471	63%		—%	N/A
100 Causeway Street (50% ownership)	Q2 2021	Q3 2022	Boston, MA	627,000	45,404	267,300	—	—	—	221,896	70%		—%	N/A
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	740,000	48,896	211,100	—		—	162,204	100%		—%	N/A
Reston Gateway	Q4 2022	Q4 2023	Reston, VA	1,062,000	22,791	715,300	—		—	692,509	80%		—%	N/A
Total Office Properties under Construction				6,510,000	$1,790,667	$3,560,670	$227,300		$99,430	$1,668,706	84%		28%	$6,870

Residential
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	320,000	65,035	153,500	90,000		4,106	2,571	N/A		—%	N/A
MacArthur Station Residences (402 units) [7]	Q2 2020	Q4 2021	Oakland, CA	324,000	42,688	263,600	—		—	220,912	N/A		—%	N/A
Total Residential Properties under Construction				644,000	$107,723	$417,100	$90,000		$4,106	$223,483	N/A	[8]	—%	$—

Redevelopment Properties
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	171,000	$46,178	$53,920	$—		$—	$7,742	100%		74%	$1,120
One Five Nine East 53rd (55% ownership)	Q4 2019	Q4 2019	New York, NY	220,000	97,318	106,000	—		—	8,682	90%	[9]	—%	N/A
Total Redevelopment Properties under Construction				391,000	$143,496	$159,920	$—		$—	$16,424	94%		24%	$1,120

Total Properties Under Construction and Redevelopment				7,545,000	$2,041,886	$4,137,690	$317,300		$103,536	$1,908,613	85%	[8]	26%	$7,990

Q3 2018
Construction in progress (continued)

PROJECTS FULLY PLACED IN-SERVICE DURING 2018

	Actual/Estimated				BXP's Share
						Estimated		Amount	Estimated
	Initial	Stabilization		Square feet	Investment	Total	Total	Drawn at	Future Equity	Percentage		Net Operating
	Occupancy	Date	Location		to Date [2]	Investment [2]	Financing	9/30/2018	Requirement [2]	Leased [3]		Income (Loss) [5]
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	493,305	$217,092	$234,854	$—	$—	$17,762	48%		$37
Signature at Reston - Retail				24,542	—	—	—	—	—	91%		N/A
Proto Kendall Square (280 units)	Q2 2018	Q2 2019	Cambridge, MA	152,190	137,558	140,170	—	—	2,612	49%		117
Proto Kendall Square - Retail				14,527	—	—	—	—	—	98%		N/A
Total Projects Placed In-Service				684,564	$354,650	$375,024	$—	$—	$20,374	93%	[8]	$154

_____________

[1]
A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.

[2]	Includes income (loss) and interest carry on debt and equity investment.

[3]	Represents percentage leased as of October 26, 2018 including leases with future commencement dates.

[4]	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

[5]	Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2018. See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[6]
Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner's equity requirement, in the form of preferred equity. The Company will fund an aggregate of approximately $25.4 million at a per annum interest rate of LIBOR plus 3.0% and receive priority distributions from all distributions to its partner until the principal and interest are repaid in full. As of September 30, 2018, the Company had funded an aggregate of $22.6 million.

[7]	Project is subject to a 99-year ground lease (including extension options) with an option to purchase in the future.

[8]	Excludes residential units.

[9]	Percentage leased includes a lease that is being held in escrow pending satisfaction of the escrow conditions.

Q3 2018
Land parcels and purchase options

as of September 30, 2018

OWNED LAND PARCELS

Location	Approximate Developable Square Feet
Reston, VA [1]	3,136,600
San Jose, CA [2]	2,199,000
New York, NY (25% Ownership)	2,000,000
Rockville, MD	759,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA [2]	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000
Total	11,305,600

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Washington, DC	482,000
San Francisco, CA	TBD
Total	4,655,000

__________________

[1]
On July 31, 2018, the Company received rezoning approval for 4.8 million square feet of development rights in Reston, VA, of which the Company has commenced construction on 1,062,000 square feet and also includes 645,000 square feet of existing in-service properties.

[2]	Excludes the existing square footage related to in-service properties being held for future re-development listed on pages 19-22.

Q3 2018
Leasing activity

for the three months ended September 30, 2018

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	4,093,773
Less:
Property dispositions/properties taken out of service	101,922
Add:
Properties acquired vacant space	56,554
Properties placed (and partially placed) in-service [1]	312,146
Leases expiring or terminated during the period	709,934
Total space available for lease	5,070,485

1st generation leases	313,810
2nd generation leases with new tenants	620,836
2nd generation lease renewals	251,678
Total space leased	1,186,324

Vacant space available for lease at the end of the period	3,884,161
Net (increase)/decrease in available space	209,612

Second generation leasing information: [2]
Leases commencing during the period (SF)	872,514
Weighted average lease term (months)	79
Weighted average free rent period (days)	78
Total transaction costs per square foot [3]	$78.23
Increase (decrease) in gross rents [4]	3.56%
Increase (decrease) in net rents [5]	5.37%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	70,470	195,463	265,933	46.50%	72.38%	739,210
Los Angeles	—	141,515	141,515	11.14%	17.93%	64,208
New York	—	175,087	175,087	(19.32)%	(30.89)%	202,779
San Francisco	243,340	134,404	377,744	16.15%	24.22%	215,101
Washington, DC	—	226,045	226,045	(2.63)%	(3.74)%	294,234
Total / Weighted Average	313,810	872,514	1,186,324	3.56%	5.37%	1,515,532

_____________

[1]
Total square feet of properties placed (and partially placed) in-service in Q3 2018 consist of 1,717 square feet at Prudential Tower Retail, 14,527 square feet of Retail at Cambridge Center Residential, 4,612 square feet of Retail at Reston Signature Site, 47,950 square feet at 191 Spring Street, and 243,340 square feet at Salesforce Tower.

[2]
Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 872,514 square feet of second generation leases that commenced in Q3 2018, leases for 675,466 square feet were signed in prior periods.

[3]	Total transaction costs include tenant improvements and leasing commissions but exclude free rent concessions.

[4]
Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 448,669 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[5]
Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 448,669 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying "swing space").

[6]	Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.

[7]
Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 197,048.

Q3 2018
Portfolio overview

for the three months ended September 30, 2018
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type [1,2]

	Office	Retail	Residential	Hotel	Total
Boston	12,621,685	926,365	229,670	330,000	14,107,720
Los Angeles	2,181,954	113,817	—	—	2,295,771
New York	11,088,169	370,749	—	—	11,458,918
San Francisco	5,775,404	317,267	—	—	6,092,671
Washington, DC	9,625,601	705,666	822,500	—	11,153,767
Total	41,292,813	2,433,864	1,052,170	330,000	45,108,847
% of Total	91.54%	5.40%	2.33%	0.73%	100.00%

Rental revenue of in-service properties by unit type [1]

	Parking and other	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$26,552	$569,648	$53,238	$5,499	$13,578	$668,515
Less:
Partners' share from consolidated joint ventures [4]	981	64,497	6,854	—	—	72,332
Add:
BXP's share from unconsolidated joint ventures [5]	3,204	31,947	1,209	—	—	36,360
BXP's Share of Rental revenue [1]	$28,775	$537,098	$47,593	$5,499	$13,578	$632,543
% of Total	4.55%	84.91%	7.52%	0.87%	2.15%	100.00%

Percentage of BXP's Share of net operating income (NOI) (excluding termination income) by location 1, [6]

	CBD	Suburban	Total
Boston	26.16%	7.20%	33.36%
Los Angeles	3.40%	—%	3.40%
New York	25.21%	2.39%	27.60%
San Francisco	14.09%	3.36%	17.45%
Washington, DC	7.47%	10.72%	18.19%
Total	76.33%	23.67%	100.00%

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[2]	Includes 100% of the rentable square footage of the Company's In-Service Properties. For additional detail relating to the Company's In-Service Properties, see pages 19-22.

[3]	Excludes approximately $86 of revenue from retail tenants that is included in Retail.

[4]	For additional detail, see page 57.

[5]	For additional detail, see page 59.

[6]
BXP's Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP's Share of NOI (excluding termination income), see page 8.

Q3 2018
Residential and hotel performance

(dollars in thousands)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-18	30-Jun-18	30-Sep-18	30-Jun-18
Rental Revenue	$6,320	$4,799	$13,664	$14,607
Operating expenses and real estate taxes	3,724	2,913	8,828	8,741
Net Operating Income (NOI) [2]	2,596	1,886	4,836	5,866

Rental Revenue	$6,320	$4,799	$13,664	$14,607
Less: Straight line rent and fair value lease revenue	20	(41)	(6)	(6)
Subtotal	6,300	4,840	13,670	14,613
Less: Operating expenses and real estate taxes	3,724	2,913	8,828	8,741
NOI - cash basis [2]	$2,576	$1,927	$4,842	$5,872

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Three Months Ended		Percent
	30-Sep-18	30-Sep-17	Change
The Avant at Reston Town Center (359 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,440	$2,418	0.91%
Average Rental Rate Per Occupied Square Foot	$2.67	$2.68	(0.37)%
Average Physical Occupancy	92.57%	95.70%	(3.27)%
Average Economic Occupancy	92.09%	94.40%	(2.45)%

The Lofts at Atlantic Wharf (86 units), Boston, MA [2,3]
Average Monthly Rental Rate	$4,340	$4,295	1.05%
Average Rental Rate Per Occupied Square Foot	$4.80	$4.74	1.27%
Average Physical Occupancy	94.96%	94.20%	0.81%
Average Economic Occupancy	94.80%	95.50%	(0.73)%

Signature at Reston (508 units), Reston, VA [2,3]
Average Monthly Rental Rate	$2,084	$—	N/A
Average Rental Rate Per Occupied Square Foot	$2.30	$—	N/A
Average Physical Occupancy	32.55%	—%	N/A
Average Economic Occupancy	25.95%	—%	N/A

Proto Kendall Square (280 units), Cambridge, MA [2,3]
Average Monthly Rental Rate	$2,799	$—	N/A
Average Rental Rate Per Occupied Square Foot	$5.14	$—	N/A
Average Physical Occupancy	33.69%	—%	N/A
Average Economic Occupancy	31.76%	—%	N/A

Boston Marriott Cambridge (437 rooms), Cambridge, MA [3]
Average Occupancy	91.60%	90.30%	1.44%
Average Daily Rate	$292.81	$283.76	3.19%
Revenue Per Available Room	$268.35	$256.32	4.69%

_____________

[1]	Includes retail space.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[3]	Excludes retail space.

Q3 2018
In-service property listing

as of September 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,763,530	98.2%	$64.58
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,184	95.8%	55.15
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	97.3%	62.26
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	94.6%	64.31
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	71.38
Prudential Center (retail shops) [3,4]	CBD Boston MA	1	595,164	97.8%	89.49
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	94.3%	50.47
888 Boylston Street - The Prudential Center [5]	CBD Boston MA	1	363,320	92.8%	73.13
Star Market at the Prudential Center [3]	CBD Boston MA	1	57,235	100.0%	54.44
Subtotal		9	7,413,729	96.9%	$64.79

355 Main Street	East Cambridge MA	1	265,342	100.0%	$72.27
90 Broadway	East Cambridge MA	1	223,771	96.6%	64.77
255 Main Street	East Cambridge MA	1	215,986	91.2%	77.72
300 Binney Street	East Cambridge MA	1	195,191	100.0%	58.51
150 Broadway	East Cambridge MA	1	177,226	100.0%	48.20
105 Broadway	East Cambridge MA	1	152,664	100.0%	64.14
325 Main Street	East Cambridge MA	1	115,361	100.0%	50.41
250 Binney Street	East Cambridge MA	1	67,362	100.0%	44.05
University Place	Mid-Cambridge MA	1	195,282	100.0%	48.95
Subtotal		9	1,608,185	98.3%	$61.06

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	999,556	90.8%	$42.13
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	97.1%	36.66
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	38.81
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.88
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	89.8%	37.71
230 CityPoint	Route 128 Mass Turnpike MA	1	296,306	93.5%	39.04
200 West Street	Route 128 Mass Turnpike MA	1	256,245	88.5%	38.53
10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	98.1%	51.02
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.43
1265 Main Street (50% ownership) [6]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.82
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	—%	—
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.42
The Point [3]	Route 128 Mass Turnpike MA	1	16,300	84.7%	55.81
Lexington Office Park	Route 128 Northwest MA	2	166,775	74.4%	29.76
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	41.67
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	44.88
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.57
164 Lexington Road	Route 128 Northwest MA	1	64,140	—%	—
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	43.26
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	39.71
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.48
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	45.09
Subtotal		28	4,497,732	91.7%	$41.72

Boston Office Total:		46	13,519,646	95.3%	$56.91

Residential
Proto Kendall Square (280 units) [5]	East Cambridge MA	1	166,717
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Boston Residential Total:		2	253,814

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		49	14,107,720

Q3 2018
In-service property listing (continued)

as of September 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
LOS ANGELES
Office
Colorado Center (50% ownership) [6]	West Los Angeles CA	6	1,117,647	98.0%	$62.55
Santa Monica Business Park (55% ownership) [5,6]	West Los Angeles CA	14	1,103,882	94.6%	50.38
Santa Monica Business Park Retail (55% ownership) [3,5,6]	West Los Angeles CA	7	74,242	92.3%	50.68
Subtotal		27	2,295,771	96.2%	$56.46

Los Angeles Total:		27	2,295,771	96.2%	$56.46

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,853,995	90.2%	$160.95
399 Park Avenue [7]	Park Avenue NY	1	1,571,391	71.9%	89.69
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,435,505	95.0%	98.71
599 Lexington Avenue	Park Avenue NY	1	1,062,481	96.5%	91.05
Times Square Tower (55% ownership)	Times Square NY	1	1,248,263	99.0%	78.68
250 West 55th Street	Times Square / West Side NY	1	967,323	97.2%	91.74
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,592	98.1%	131.21
540 Madison Avenue (60% ownership) [6]	Fifth/Madison Avenue NY	1	283,727	84.7%	99.68
Subtotal		8	8,778,277	90.6%	$107.06

One Tower Center	East Brunswick NJ	1	412,997	35.1%	$30.74
Subtotal		1	412,997	35.1%	$30.74

510 Carnegie Center	Princeton NJ	1	234,160	100.0%	$36.19
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.47
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	35.95
212 Carnegie Center	Princeton NJ	1	151,547	65.5%	34.89
214 Carnegie Center	Princeton NJ	1	148,942	59.2%	37.90
506 Carnegie Center	Princeton NJ	1	140,312	32.3%	40.17
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	35.20
202 Carnegie Center	Princeton NJ	1	134,381	82.5%	38.60
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.53
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.86
502 Carnegie Center	Princeton NJ	1	121,460	72.1%	37.18
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	40.02
104 Carnegie Center	Princeton NJ	1	102,830	27.0%	36.86
103 Carnegie Center	Princeton NJ	1	96,332	69.9%	31.75
105 Carnegie Center	Princeton NJ	1	69,955	48.6%	33.89
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.36
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	34.61
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	34.94
Subtotal		18	2,267,644	82.1%	$35.97

New York Total:		27	11,458,918	86.9%	$92.64

SAN FRANCISCO
Office
Embarcadero Center Four	CBD San Francisco CA	1	939,603	88.7%	$71.18
Embarcadero Center One	CBD San Francisco CA	1	833,073	85.4%	64.29
Embarcadero Center Two	CBD San Francisco CA	1	791,208	96.3%	70.01
Embarcadero Center Three	CBD San Francisco CA	1	781,900	94.1%	60.85
680 Folsom Street	CBD San Francisco CA	2	524,793	100.0%	61.95
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	76.43
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	74.03
Subtotal		8	4,203,892	92.8%	$66.91

Q3 2018
In-service property listing (continued)

as of September 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
601 and 651 Gateway	South San Francisco CA	2	506,279	98.7%	$43.40
611 Gateway	South San Francisco CA	1	260,197	44.3%	42.90
Mountain View Research Park	Mountain View CA	15	542,289	95.5%	48.99
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	69.32
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	44.04
3625-3635 Peterson Way [8]	Santa Clara CA	1	218,366	100.0%	23.11
North First Business Park [8]	San Jose CA	5	190,636	67.7%	25.47
Subtotal		26	1,888,779	87.4%	$43.26

San Francisco Total:		34	6,092,671	91.1%	$59.86

WASHINGTON, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	100.0%	$61.19
Metropolitan Square (20% ownership) [6]	East End Washington DC	1	612,990	71.8%	64.72
901 New York Avenue (25% ownership) [6]	East End Washington DC	1	539,435	90.9%	68.50
601 Massachusetts Avenue	East End Washington DC	1	478,818	98.4%	79.08
Market Square North (50% ownership) [6]	East End Washington DC	1	416,128	79.5%	67.73
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%	93.80
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	83.8%	57.22
1330 Connecticut Avenue	CBD Washington DC	1	251,874	87.2%	44.00
Sumner Square	CBD Washington DC	1	208,892	97.6%	52.98
500 North Capitol Street, N.W. (30% ownership) [6]	Capitol Hill Washington DC	1	230,860	100.0%	71.03
Subtotal		10	4,144,228	90.3%	$68.11

South of Market	Reston VA	3	623,666	80.5%	$58.84
Fountain Square	Reston VA	2	497,758	90.6%	52.11
One Freedom Square	Reston VA	1	432,585	93.1%	51.62
Two Freedom Square	Reston VA	1	421,757	85.0%	50.36
One and Two Discovery Square	Reston VA	2	366,990	96.9%	48.11
One Reston Overlook	Reston VA	1	319,519	100.0%	41.62
Reston Corporate Center	Reston VA	2	261,046	100.0%	42.37
Democracy Tower	Reston VA	1	259,441	100.0%	54.79
Fountain Square Retail [3]	Reston VA	1	223,030	95.0%	53.36
Two Reston Overlook	Reston VA	1	134,615	100.0%	40.87
Subtotal		15	3,540,407	92.0%	$50.46

Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	$56.05
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	50.2%	29.70
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%	42.80
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%	35.52
Kingstowne Two	Springfield VA	1	156,251	63.3%	38.04
Kingstowne One	Springfield VA	1	151,483	86.4%	36.78
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%	19.24
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%	23.62
8000 Grainger Court	Springfield VA	1	88,775	100.0%	21.50
Kingstowne Retail [3]	Springfield VA	1	88,288	100.0%	37.32
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%	16.95
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%	29.92
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%	16.25
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%	18.33
8000 Corporate Court	Springfield VA	1	52,539	100.0%	15.18
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%	26.98
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%	17.00
7375 Boston Boulevard	Springfield VA	1	26,865	100.0%	26.71
Annapolis Junction Building Seven (50% ownership) [6]	Anne Arundel County MD	1	127,229	100.0%	35.84
Annapolis Junction Building Eight (50% ownership) [6]	Anne Arundel County MD	1	125,685	—%	—
Annapolis Junction Building Six (50% ownership) [6]	Anne Arundel County MD	1	119,339	75.2%	31.94

Q3 2018
In-service property listing (continued)

as of September 30, 2018

	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
Annapolis Junction Building One (50% ownership) [6]	Anne Arundel County MD	1	117,599	46.4%		95.48
Subtotal		22	2,595,911	83.8%		$35.81

Washington, DC Office Total:		47	10,280,546	89.2%		$54.16

Residential
Signature at Reston (508 units) [5]	Reston VA	1	517,847
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,221

Washington, DC Total:		49	11,153,767

Total In-Service Properties:		186	45,108,847	91.1%	[9]	$65.62	[9]

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[3]	This is a retail property.

[4]	Includes approximately 54,000 square feet of retail space, that was a part of 888 Boylston Street during development, that is excluded from the Same Property analysis.

[5]	Not included in the Same Property analysis.

[6]	This is an unconsolidated joint venture property.

[7]	Approximately 120,000 square feet of office space was converted to storage resulting in the reduction of the total rentable square feet of the property.

[8]	Property held for redevelopment.

[9]	Excludes Hotel and Residential properties. For additional detail, see page 18.

Q3 2018
Top 20 tenants listing and portfolio tenant diversification

as of September 30, 2018
TOP 20 TENANTS

No.	Tenant	BXP's Share of Annualized Rental Obligations [1]
1	Arnold & Porter Kaye Scholer	3.14%
2	US Government	2.08%
3	Biogen	1.89%
4	Kirkland & Ellis	1.76%
5	Shearman & Sterling	1.66%
6	Google	1.55%
7	Ropes & Gray	1.50%
8	salesforce.com [2]	1.40%
9	O'Melveny & Myers	1.17%
10	Wellington Management	1.13%
11	Weil Gotshal & Manges	1.08%
12	Bank of America	0.97%
13	Aramis (Estee Lauder)	0.97%
14	Apple	0.93%
15	Mass Financial Services	0.92%
16	WeWork	0.85%
17	Hunton Andrews Kurth	0.83%
18	Morrison & Foerster	0.82%
19	Starr Indemnity & Liability Co.	0.81%
20	Smithsonian Institution	0.77%
	BXP's Share of Annualized Rental Obligations	26.21%
	BXP's Share of Square Feet	21.44%
NOTABLE SIGNED DEALS [3]

Tenant	Property	Square Feet
Fannie Mae	Reston Gateway	850,000
Marriott International [4]	7750 Wisconsin Avenue	733,000
US Government	6595 Springfield Center Drive	625,000
Akamai Technologies	145 Broadway	477,000
Verizon	100 Causeway Street	440,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	287,000
TENANT DIVERSIFICATION [1]

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[2]	As of September 30, 2018, the Company had commenced revenue recognition on approximately 430,000 square feet of the approximately 886,000 square feet leased to salesforce.com.

[3]	Represents leases signed with occupancy commencing in the future.

[4]	Subject to adjustment based on final building design, which is currently estimated to be approximately 740,000 rentable square feet, see page 13.

Q3 2018
Occupancy by location

as of September 30, 2018

TOTAL IN-SERVICE OFFICE PROPERTIES [1] - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-18	30-Jun-18	30-Sep-18	30-Jun-18	30-Sep-18	30-Jun-18
Boston	97.1%	96.5%	91.7%	91.5%	95.3%	94.8%
Los Angeles	96.2%	87.7%	—%	—%	96.2%	87.7%
New York	90.6%	90.2%	74.9%	74.6%	86.9%	86.6%
San Francisco	92.8%	91.5%	87.4%	87.1%	91.1%	90.2%
Washington, DC	90.3%	90.1%	88.5%	89.0%	89.2%	89.5%
Total Portfolio	93.4%	92.4%	86.9%	87.1%	91.1%	90.4%

SAME PROPERTY OFFICE PROPERTIES [1,2] - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-18	30-Sep-17	30-Sep-18	30-Sep-17	30-Sep-18	30-Sep-17
Boston	97.3%	94.9%	91.7%	89.8%	95.4%	93.2%
Los Angeles	98.0%	82.7%	—%	—%	98.0%	82.7%
New York	90.6%	90.0%	74.9%	73.2%	86.9%	86.1%
San Francisco	92.8%	93.1%	87.4%	87.1%	91.1%	91.2%
Washington, DC	90.3%	91.9%	88.5%	90.9%	89.2%	91.3%
Total Portfolio	93.4%	92.1%	86.9%	87.0%	91.0%	90.2%

_____________

[1]	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.

[2]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

Q3 2018
Capital structure

(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$2,999,284
Unsecured Line of Credit	170,000
Unsecured Term Loan	500,000
Unsecured Senior Notes, at face value	7,300,000
Outstanding Principal	10,969,284
Discount on Unsecured Senior Notes	(15,889)
Deferred Financing Costs, Net	(63,693)
Consolidated Debt	$10,889,702
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
New Dominion Technology Park, Building One	January 15, 2021	7.84%	7.69%	$29,844
University Place	August 1, 2021	6.99%	6.94%	6,079
601 Lexington Avenue (55% ownership)	April 10, 2022	4.79%	4.75%	663,361
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$2,999,284
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES [1]

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10 Year Unsecured Senior Notes	October 15, 2019	5.97%	5.88%	$700,000
10 Year Unsecured Senior Notes	November 15, 2020	5.71%	5.63%	700,000
10 Year Unsecured Senior Notes	May 15, 2021	4.29%	4.13%	850,000
11 Year Unsecured Senior Notes	February 1, 2023	3.95%	3.85%	1,000,000
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
				$7,300,000
CAPITALIZATION

	Shares/Units	Common Stock	Equivalent
	Outstanding	Equivalents	Value [2]
Common Stock	154,440	154,440	$19,010,020
Common Operating Partnership Units	17,797	17,797	2,190,633
5.25% Series B Cumulative Redeemable Preferred Stock (callable on or after March 27, 2018)	80	—	200,000
Total Equity		172,237	$21,400,653

Consolidated Debt (A)			$10,889,702
Add: BXP's share of unconsolidated joint venture debt [3]			869,194
Less: Partners' share of consolidated debt [4]			1,205,958
BXP's Share of Debt [5] (B)			$10,552,938

Consolidated Market Capitalization (C)			$32,290,355
BXP's Share of Market Capitalization [5] (D)			$31,953,591
Consolidated Debt/Consolidated Market Capitalization (A÷C)			33.72%
BXP's Share of Debt/BXP's Share of Market Capitalization [5] (B÷D)			33.03%
_____________

[1]	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa1 (stable) by S&P, Fitch and Moody's, respectively.

[2]	Values based on September 28, 2018 closing price of $123.09 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.

[3]	Amount is calculated based on the Company's percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 32.

[4]	Amount is calculated based on the outside partners' percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 30.

[5]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

Q3 2018
Debt analysis [1]

as of September 30, 2018
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES APRIL 24, 2022

	Facility	Outstanding at September 30, 2018	Letters of Credit	Remaining Capacity at September 30, 2018
Unsecured Line of Credit	$1,500,000	$170,000	$294	$1,329,706
Unsecured Term Loan	$500,000	$500,000	N/A	$—

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	72.75%	3.98%	4.06%	4.8
Secured Debt	27.25%	3.77%	3.95%	7.5
Consolidated Debt	100.00%	3.92%	4.03%	5.5

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	6.14%	3.00%	3.09%	3.6
Fixed Rate Debt	93.86%	3.98%	4.09%	5.6
Consolidated Debt	100.00%	3.92%	4.03%	5.5

_____________

[1]	Excludes unconsolidated joint ventures. For information on BXP's share of unconsolidated joint venture debt, see page 32.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q3 2018
Senior unsecured debt covenant compliance ratios

In the fourth quarter of 2002, the Company's Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the "Indenture"), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2018 to show that the Company's Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company's financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	42.70%	39.50%
Secured Debt/Total Assets	Less than 50%	14.60%	13.50%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.16	4.16
Unencumbered Assets/ Unsecured Debt	Greater than 150%	262.00%	283.60%

_____________

[1]
Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (a) annualized EBITDA capitalized at 7.0% and (b) the undepreciated book value as determined under GAAP.

Q3 2018
Debt to EBITDAre

(dollars in thousands)
Reconciliation of BXP's Share of EBITDAre and BXP's Share of EBITDAre – cash [1]

	Three Months Ended
	30-Sep-18	30-Jun-18
Net income attributable to Boston Properties, Inc. common shareholders	$119,118	$128,681
Add:
Preferred dividends	2,625	2,625
Noncontrolling interest - common units of the Operating Partnership	13,852	14,859
Noncontrolling interest in property partnerships	14,850	14,400
Net income	150,445	160,565
Add:
Interest expense	95,366	92,204
Losses from early extinguishments of debt	—	—
Depreciation and amortization	157,996	156,417
Less:
Gains on sales of real estate	7,863	18,292
Income (loss) from unconsolidated joint ventures	(4,313)	769
Add:
BXP's share of EBITDAre from unconsolidated joint ventures [2]	23,067	16,591
EBITDAre [1]	423,324	406,716
Less:
Partners' share of EBITDAre from consolidated joint ventures [3]	44,060	43,964
BXP's Share of EBITDAre [1] (A)	379,264	362,752
Add:
Stock-based compensation expense	8,457	8,471
Straight-line ground rent expense adjustment	1,062	1,003
BXP's Share of lease transaction costs that qualify as rent inducements [1]	3,846	586
Less:
BXP's Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP's Share of straight-line rent [1]	4,846	19,561
BXP's Share of fair value lease revenue [1]	5,007	4,640
BXP's Share of EBITDAre – cash [1]	$382,776	$348,611

BXP's Share of EBITDAre (Annualized) [4] (A x 4)	$1,517,056	$1,451,008

Reconciliation of BXP's Share of Net Debt [1]

	30-Sep-18	30-Jun-18
Consolidated debt	$10,889,702	$10,721,878
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	322,502	472,555
Cash held in escrow for 1031 exchange	56,105	137,217
Net debt [1]	10,511,095	10,112,106
Add:
BXP's share of unconsolidated joint venture debt [2]	869,194	648,935
Partners' share of cash and cash equivalents from consolidated joint ventures	107,241	112,619
Less:
BXP's share of cash and cash equivalents from unconsolidated joint ventures	97,559	80,836
Partners' share of consolidated joint venture debt [3]	1,205,958	1,207,123
BXP's Share of Net Debt [1] (B)	$10,184,013	$9,585,701

BXP's Share of Net Debt to BXP's Share of EBITDAre (Annualized) [B ÷ (A x 4)]	6.71	6.61
_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[2]	For disclosures related to the calculation of BXP's share from unconsolidated joint ventures for the three months ended September 30, 2018, see pages 32 and 58.

[3]	For disclosures related to the calculation of Partners' share from consolidated joint ventures for the three months ended September 30, 2018, see pages 30 and 57.

[4]	BXP's Share of EBITDAre is annualized and calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2018
Debt ratios

(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-18	30-Jun-18
BXP's Share of interest expense [1]	$93,682	$87,576
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,833	2,787
Add:
Losses from early extinguishments of debt	—	—
Adjusted interest expense excluding capitalized interest (A)	89,414	83,354
Add:
BXP's Share of capitalized interest [1]	16,558	17,132
Adjusted interest expense including capitalized interest (B)	$105,972	$100,486

BXP's Share of EBITDAre – cash [1,2] (C)	$382,776	$348,611

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.28	4.18
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.61	3.47

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-18	30-Jun-18
BXP's Share of interest expense [1]	$93,682	$87,576
Less:
BXP's Share of hedge amortization [1]	1,435	1,435
BXP's Share of amortization of financing costs [1]	2,833	2,787
Add:
Losses from early extinguishments of debt	—	—
BXP's Share of capitalized interest [1]	16,558	17,132
BXP's Share of maintenance capital expenditures [1]	25,222	12,378
Hotel improvements, equipment upgrades and replacements	211	1,242
Preferred dividends/distributions	2,625	2,625
Total Fixed Charges (A)	$134,030	$116,731

BXP's Share of EBITDAre – cash [1,2] (B)	$382,776	$348,611
Fixed Charge Coverage Ratio (B÷A)	2.86	2.99

_____________

[1]	See the Definitions and Reconciliations sections of this Supplemental package starting on page 51.

[2]	For a qualitative reconciliation of BXP's Share of EBITDAre – cash, see page 28.

Q3 2018
Consolidated joint ventures

as of September 30, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

		Norges Joint Ventures [1]
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
ASSETS	(The GM Building) [1]	Atlantic Wharf Office	Salesforce Tower [1]	Joint Ventures

Real estate, net	$3,246,864	$2,180,847	$1,080,598	$6,508,309
Cash and cash equivalents	110,465	135,938	37,650	284,053
Other assets	324,385	337,406	35,799	697,590
Total assets	$3,681,714	$2,654,191	$1,154,047	$7,489,952

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,269,611	$662,191	$—	$2,931,802
Other liabilities	144,705	79,547	64,373	288,625
Total liabilities	2,414,316	741,738	64,373	3,220,427
Equity:
Boston Properties, Inc.	761,770	731,385	1,065,249	2,558,404
Noncontrolling interests	505,628	1,181,068	24,425	1,711,121	[2]
Total equity	1,267,398	1,912,453	1,089,674	4,269,525
Total liabilities and equity	$3,681,714	$2,654,191	$1,154,047	$7,489,952

BXP's nominal ownership percentage	60%	55%	95%

Partners' share of cash and cash equivalents [3]	$44,186	$61,172	$1,883	$107,241

Partners' share of consolidated debt [3,4]	$907,972	$297,986	$—	$1,205,958

_____________

[1]	Certain balances contain amounts that eliminate in consolidation.

[2]	Amount excludes preferred shareholders' capital of approximately $0.1 million.

[3]	Amounts represent the partners' share based on their respective ownership percentage.

[4]	Amounts adjusted for basis differentials.

Q3 2018
Consolidated joint ventures (continued)

for the three months ended September 30, 2018
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$56,174	$80,030	$19,868	$156,072
Straight-line rent	809	(5,290)	(12,004)	(16,485)
Fair value lease revenue	4,509	236	—	4,745
Termination income	—	—	—	—
Base Rent	61,492	74,976	7,864	144,332
Recoveries from tenants	13,132	15,883	4,405	33,420
Parking and other	753	1,487	223	2,463
Total rental revenue	75,377	92,346	12,492	180,215
Expenses
Operating	30,148	33,594	5,609	69,351
Net Operating Income (NOI)	45,229	58,752	6,883	110,864

Other income (expense)
Development and management services revenue	596	776	99	1,471
Interest and other income	485	531	134	1,150
Interest expense	(20,644)	(6,192)	—	(26,836)
Depreciation and amortization expense	(21,760)	(20,963)	(2,687)	(45,410)
Total other income (expense)	(41,323)	(25,848)	(2,454)	(69,625)
Net income	$3,906	$32,904	$4,429	$41,239

FUNDS FROM OPERATIONS (FFO)

BXP's nominal ownership percentage	60%	55%	95%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners' share of FFO	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Net income	$3,906	$32,904	$4,429	$41,239
Add: Depreciation and amortization expense	21,760	20,963	2,687	45,410
Entity FFO	$25,666	$53,867	$7,116	$86,649

Partners' NCI [1]	$901	$14,046	$(97)	$14,850
Partners' share of depreciation and amortization expense after BXP's basis differential [1]	8,688	9,357	121	18,166
Partners' share FFO [1]	$9,589	$23,403	$24	$33,016

Reconciliation of BXP's share of FFO
BXP's share of net income adjusted for partners' NCI	$3,005	$18,858	$4,526	$26,389
Depreciation and amortization expense - BXP's basis difference	40	170	276	486
BXP's share of depreciation and amortization expense	13,032	11,436	2,290	26,758
BXP's share of FFO	$16,077	$30,464	$7,092	$53,633
_____________

[1]	Amounts represent the partners' share based on their respective ownership percentage and is adjusted for basis differentials and the allocations of management and other fees and interest to BXP.

Q3 2018
Unconsolidated joint ventures [1]

as of September 30, 2018
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP's Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
540 Madison Avenue	60.00%	$66,492	$71,626	June 5, 2023	3.19%	3.30%
Santa Monica Business Park [3]	55.00%	183,621	163,040	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	253,334	274,544	August 9, 2027	3.56%	3.58%
Dock 72	50.00%	72,100	54,266	December 18, 2020	4.37%	5.51%
The Hub on Causeway	50.00%	—	—	—	—%	—%
Podium	50.00%	68,919	39,889	September 6, 2021	4.34%	4.81%
Residential	50.00%	46,655	3,192	April 19, 2022	4.24%	4.53%
100 Causeway Street	50.00%	12,232	—	—	—%	—%
Hotel Air Rights	50.00%	2,738	—	—	—%	—%
1001 6th Street	50.00%	42,584	—	—	—%	—%
7750 Wisconsin Avenue	50.00%	69,007	—	—	—%	—%
Annapolis Junction	50.00%	17,309	—	—	—%	—%
Annapolis Junction Building One [4]	50.00%	—	19,775	March 31, 2018	7.83%	7.83%
Annapolis Junction Building Six	50.00%	—	6,603	November 17, 2018	4.38%	4.56%
Annapolis Junction Building Seven and Eight	50.00%	—	17,744	December 7, 2019	4.45%	4.73%
1265 Main Street	50.00%	4,313	19,391	January 1, 2032	3.77%	3.84%
Market Square North	50.00%	(6,870)	59,578	October 1, 2020	4.85%	4.91%
Wisconsin Place Parking Facility	33.33%	38,667	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(4,699)	31,417	June 6, 2023	4.15%	4.20%
3 Hudson Boulevard [5]	25.00%	46,240	19,920	July 13, 2023	5.59%	5.67%
901 New York Avenue	25.00%	(12,454)	55,971	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	1,220	32,238	May 5, 2020	5.75%	5.81%
		901,408
Investments with deficit balances reflected within Other Liabilities		24,023
Investment in Joint Ventures		$925,431
Mortgage/Construction Loans Payable, Net			$869,194
FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	26.81%	4.40%	4.82%	3.0
Fixed Rate Debt	73.19%	3.96%	4.04%	7.0
Total Debt	100.00%	4.08%	4.25%	5.9

Q3 2018
Unconsolidated joint ventures (continued) [1]

_____________

[1]	Amounts represent the Company's share based on its ownership percentage.

[2]	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.

[3]
A subsidiary of the joint venture entered into interest rate swap contracts with notional amounts aggregating $300.0 million through April 1, 2025, resulting in a fixed rate of approximately 4.063% per annum through the expiration of the interest rate swap contracts.

[4]
The joint venture has been in default of this loan since April 11, 2016. The cash flows generated from the property are insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default.

[5]	The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable on the Company's Consolidated Balance Sheets.

Q3 2018
Unconsolidated joint ventures (continued)

for the three months ended September 30, 2018
(unaudited and dollars in thousands)
RESULTS OF OPERATIONS

	540 Madison Avenue	Market Square North	Metropolitan Square		901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rent	$5,361	$4,491	$5,705		$7,170		$2,724	$2,871	$14,251		$9,877	$1,527	$53,977
Straight-line rent	282	178	39		(446)		50	2	2,723		1,831	109	4,768
Fair value lease revenue	—	—	—		—		—	—	96		739	—	835
Termination income	—	—	—		—		—	—	—		—	—	—
Base rent	5,643	4,669	5,744		6,724		2,774	2,873	17,070		12,447	1,636	59,580
Recoveries from tenants	618	905	1,314		1,330		536	1,298	902		1,223	682	8,808
Parking and other	12	263	641		410		55	125	2,802		1,320	1,135	6,763
Total rental revenue	6,273	5,837	7,699		8,464		3,365	4,296	20,774		14,990	3,453	75,151
Expenses
Operating	3,443	2,338	3,629		3,655		1,573	1,436	6,185		5,891	1,372	29,522
Net operating income/(loss)	2,830	3,499	4,070		4,809		1,792	2,860	14,589		9,099	2,081	45,629

Other income/(expense)
Development and management services revenue	104	3	1		—		—	—	11		8	—	127
Interest and other income	61	73	4		62		80	19	163		—	437	899
Interest expense	(1,007)	(1,470)	(2,222)		(2,075)		(1,379)	(1,128)	(5,033)		(5,169)	(377)	(19,860)
Depreciation and amortization expense	(1,978)	(1,034)	(24,470)	[3]	(1,488)		(981)	(944)	(4,706)		(7,617)	(1,774)	(44,992)
Subtotal	(2,820)	(2,428)	(26,687)		(3,501)		(2,280)	(2,053)	(9,565)		(12,778)	(1,714)	(63,826)
Net income/(loss)	$10	$1,071	$(22,617)		$1,308		$(488)	$807	$5,024		$(3,679)	$367	$(18,197)

BXP's nominal ownership percentage	60%	50%	20%		25%		50%	30%	50%		55%

Reconciliation of BXP's share of Funds from Operations (FFO)
BXP's share of net income/(loss)	$6	$536	$(4,523)		$364	[4]	$(244)	$242	$2,512		$(2,023)	$265	$(2,865)
Basis differential
Straight-line rent	$—	$—	$—		$—		$—	$—	$537	[5]	$—	$—	$537
Fair value lease revenue	—	—	—		—		—	—	410	[5]	—	—	410
Depreciation and amortization expense	167	(44)	(4)		(17)		(44)	—	(2,437)	[5]	—	(16)	(2,395)
Total basis differential [6]	167	(44)	(4)		(17)		(44)	—	(1,490)	[5]	—	(16)	(1,448)
Income/(loss) from unconsolidated joint ventures	173	492	(4,527)		347	[4]	(288)	242	1,022		(2,023)	249	(4,313)
Add:
BXP's share of depreciation and amortization expense	1,020	560	4,897		1,071	[4]	535	283	4,790		4,190	674	18,020
BXP's share of FFO	$1,193	$1,052	$370		$1,418		$247	$525	$5,812		$2,167	$923	$13,707
_____________

[1]	Annapolis Junction includes four in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[3]
During the three months ended September 30, 2018, the venture commenced a renovation project and recorded accelerated depreciation of approximately $22 million related to the remaining book value asset to be replaced.

[4]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[5]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

[6]	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q3 2018
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	285,240	15,352,791	53.82	15,427,468	54.09	0.69%	[4]
2019	3,132,134	167,455,028	53.46	169,148,671	54.00	7.59%	[5]
2020	4,103,242	244,559,068	59.60	252,908,766	61.64	9.94%
2021	3,379,538	191,201,339	56.58	199,859,018	59.14	8.18%
2022	3,933,317	246,832,982	62.75	255,100,979	64.86	9.53%
2023	1,953,219	115,724,128	59.25	127,347,645	65.20	4.73%
2024	3,269,554	193,228,224	59.10	211,408,559	64.66	7.92%
2025	2,646,287	159,363,891	60.22	179,224,744	67.73	6.41%
2026	3,060,454	224,472,803	73.35	250,413,922	81.82	7.41%
2027	1,677,924	107,398,640	64.01	125,293,690	74.67	4.06%
Thereafter	10,654,625	755,918,146	70.95	964,305,419	90.51	25.80%

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	22,451	10,843,179	482.97	10,843,179	482.97	0.92%	[4]
2019	105,977	7,268,314	68.58	7,275,559	68.65	4.35%
2020	200,662	12,387,085	61.73	12,340,030	61.50	8.24%
2021	150,963	22,682,085	150.25	22,857,619	151.41	6.20%
2022	277,827	20,562,996	74.01	21,061,322	75.81	11.42%
2023	227,255	18,230,039	80.22	19,335,188	85.08	9.34%
2024	118,970	11,049,790	92.88	12,507,090	105.13	4.89%
2025	132,139	8,908,783	67.42	9,748,233	73.77	5.43%
2026	117,156	15,139,314	129.22	16,857,953	143.89	4.81%
2027	108,867	13,515,133	124.14	15,407,838	141.53	4.47%
Thereafter	750,191	78,942,644	105.23	110,527,086	147.33	30.82%

IN-SERVICE PROPERTIES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to					Percentage of
Expiration	Expiring Leases	$	$/PSF	$	$/PSF	Total Square Feet
2018	307,691	26,195,970	85.14	26,270,647	85.38	0.70%	[4]
2019	3,238,111	174,723,342	53.96	176,424,230	54.48	7.41%	[5]
2020	4,303,904	256,946,153	59.70	265,248,796	61.63	9.84%
2021	3,530,501	213,883,424	60.58	222,716,637	63.08	8.07%
2022	4,211,144	267,395,978	63.50	276,162,301	65.58	9.63%
2023	2,180,474	133,954,167	61.43	146,682,833	67.27	4.99%
2024	3,388,524	204,278,014	60.29	223,915,649	66.08	7.75%
2025	2,778,426	168,272,674	60.56	188,972,977	68.01	6.35%
2026	3,177,610	239,612,117	75.41	267,271,875	84.11	7.27%
2027	1,786,791	120,913,773	67.67	140,701,528	78.75	4.09%
Thereafter	11,404,816	834,860,790	73.20	1,074,832,505	94.24	26.08%
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

[5]	Includes 253,000 square feet of lease expirations at 1333 New Hampshire Avenue for which the Company entered into a binding agreement for the sale of the property.

Q3 2018
Lease expirations - Boston region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	102,509	4,429,859	43.21	4,429,859	43.21	[4]
2019	634,641	31,070,642	48.96	31,192,327	49.15
2020	520,609	27,577,228	52.97	28,440,144	54.63
2021	841,557	40,121,053	47.67	40,625,126	48.27
2022	1,483,519	77,801,271	52.44	78,922,658	53.20
2023	728,943	39,093,416	53.63	43,190,341	59.25
2024	881,804	42,928,099	48.68	46,076,985	52.25
2025	1,246,422	74,389,968	59.68	81,494,501	65.38
2026	1,104,074	75,171,896	68.09	82,178,978	74.43
2027	593,259	30,586,765	51.56	35,229,106	59.38
Thereafter	3,910,581	218,460,832	55.86	255,018,433	65.21

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	2,066	428,353	207.33	428,353	207.33
2019	6,792	1,458,375	214.72	1,458,375	214.72
2020	85,718	5,186,930	60.51	5,219,219	60.89
2021	30,208	2,473,049	81.87	2,567,743	85.00
2022	118,513	7,420,086	62.61	7,506,907	63.34
2023	80,257	7,665,648	95.51	8,037,176	100.14
2024	72,427	4,545,338	62.76	4,980,734	68.77
2025	30,224	3,744,111	123.88	4,070,893	134.69
2026	18,912	5,095,537	269.43	5,845,717	309.10
2027	64,268	10,392,537	161.71	11,757,911	182.95
Thereafter	365,145	20,250,346	55.46	23,338,796	63.92

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	104,575	4,858,212	46.46	4,858,212	46.46	[4]
2019	641,433	32,529,017	50.71	32,650,702	50.90
2020	606,327	32,764,158	54.04	33,659,363	55.51
2021	871,765	42,594,102	48.86	43,192,869	49.55
2022	1,602,032	85,221,357	53.20	86,429,565	53.95
2023	809,200	46,759,064	57.78	51,227,517	63.31
2024	954,231	47,473,437	49.75	51,057,719	53.51
2025	1,276,646	78,134,079	61.20	85,565,394	67.02
2026	1,122,986	80,267,433	71.48	88,024,695	78.38
2027	657,527	40,979,302	62.32	46,987,017	71.46
Thereafter	4,275,726	238,711,178	55.83	278,357,229	65.10

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Quarterly lease expirations - Boston region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	1,667	108,994	65.38	108,994	65.38	[4]
Q4 2018	100,842	4,320,865	42.85	4,320,865	42.85
Total 2018	102,509	4,429,859	43.21	4,429,859	43.21

Q1 2019	93,156	3,874,778	41.59	3,874,778	41.59
Q2 2019	170,641	8,728,626	51.15	8,728,626	51.15
Q3 2019	182,631	8,542,131	46.77	8,580,579	46.98
Q4 2019	188,213	9,925,107	52.73	10,008,345	53.18
Total 2019	634,641	31,070,642	48.96	31,192,327	49.15

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	2,066	428,353	207.33	428,353	207.33
Total 2018	2,066	428,353	207.33	428,353	207.33

Q1 2019	1,072	618,533	576.99	618,533	576.99
Q2 2019	—	—	—	—	—
Q3 2019	3,084	472,378	153.17	472,378	153.17
Q4 2019	2,636	367,465	139.40	367,465	139.40
Total 2019	6,792	1,458,375	214.72	1,458,375	214.72

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	1,667	108,994	65.38	108,994	65.38	[4]
Q4 2018	102,908	4,749,218	46.15	4,749,218	46.15
Total 2018	104,575	4,858,212	46.46	4,858,212	46.46

Q1 2019	94,228	4,493,311	47.69	4,493,311	47.69
Q2 2019	170,641	8,728,626	51.15	8,728,626	51.15
Q3 2019	185,715	9,014,509	48.54	9,052,957	48.75
Q4 2019	190,849	10,292,572	53.93	10,375,809	54.37
Total 2019	641,433	32,529,017	50.71	32,650,703	50.90
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Lease expirations - Los Angeles region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	10,529	619,774	58.86	690,760	65.61
2019	34,750	1,874,909	53.95	1,962,782	56.48
2020	414,970	20,231,032	48.75	25,130,113	60.56
2021	350,514	21,479,628	61.28	23,858,726	68.07
2022	43,921	2,441,177	55.58	2,769,132	63.05
2023	141,388	7,968,739	56.36	9,244,474	65.38
2024	111,182	5,833,509	52.47	6,855,679	61.66
2025	186,894	9,791,276	52.39	11,992,434	64.17
2026	430,043	24,454,179	56.86	31,182,288	72.51
2027	13,937	590,940	42.40	712,192	51.10
Thereafter	354,904	24,196,477	68.18	34,878,038	98.27

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	2,000	11,808	5.90	11,808	5.90
2020	22,865	1,270,842	55.58	1,313,187	57.43
2021	—	—	—	—	—
2022	39,888	1,636,180	41.02	1,806,935	45.30
2023	1,405	84,729	60.31	92,667	65.96
2024	2,333	169,488	72.65	243,901	104.54
2025	—	—	—	—	—
2026	5,827	487,260	83.62	595,638	102.22
2027	—	—	—	—	—
Thereafter	17,993	593,769	33.00	898,211	49.92

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	10,529	619,774	58.86	690,760	65.61
2019	36,750	1,886,717	51.34	1,974,590	53.73
2020	437,835	21,501,874	49.11	26,443,300	60.40
2021	350,514	21,479,628	61.28	23,858,726	68.07
2022	83,809	4,077,357	48.65	4,576,067	54.60
2023	142,793	8,053,468	56.40	9,337,141	65.39
2024	113,515	6,002,997	52.88	7,099,580	62.54
2025	186,894	9,791,276	52.39	11,992,434	64.17
2026	435,870	24,941,439	57.22	31,777,926	72.91
2027	13,937	590,940	42.40	712,192	51.10
Thereafter	372,897	24,790,246	66.48	35,776,249	95.94

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2018
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	10,529	619,774	58.86	690,760	65.61
Total 2018	10,529	619,774	58.86	690,760	65.61

Q1 2019	7,552	457,141	60.53	461,253	61.08
Q2 2019	909	57,267	63.00	57,267	63.00
Q3 2019	—	—	—	—	—
Q4 2019	26,289	1,360,501	51.75	1,444,263	54.94
Total 2019	34,750	1,874,909	53.95	1,962,782	56.48

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	—	—	—	—	—
Total 2018	—	—	—	—	—

Q1 2019	—	—	—	—	—
Q2 2019	—	—	—	—	—
Q3 2019	2,000	11,808	5.90	11,808	5.90
Q4 2019	—	—	—	—	—
Total 2019	2,000	11,808	5.90	11,808	5.90

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	10,529	619,774	58.86	690,760	65.61
Total 2018	10,529	619,774	58.86	690,760	65.61

Q1 2019	7,552	457,141	60.53	461,253	61.08
Q2 2019	909	57,267	63.00	57,267	63.00
Q3 2019	2,000	11,808	5.90	11,808	5.90
Q4 2019	26,289	1,360,501	51.75	1,444,263	54.94
Total 2019	36,750	1,886,717	51.34	1,974,590	53.73

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q3 2018
Lease expirations - New York region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	52,754	3,822,960	72.47	3,822,960	72.47	[4]
2019	492,778	36,622,111	74.32	36,964,179	75.01
2020	1,165,244	92,165,022	79.10	92,380,333	79.28
2021	393,862	36,223,915	91.97	36,394,298	92.40
2022	957,973	89,435,224	93.36	90,169,341	94.13
2023	266,408	19,620,265	73.65	20,208,910	75.86
2024	1,086,135	79,365,795	73.07	83,298,382	76.69
2025	584,817	41,693,894	71.29	46,167,871	78.94
2026	845,142	71,613,443	84.74	76,146,171	90.10
2027	321,407	27,968,906	87.02	32,795,245	102.04
Thereafter	3,394,562	314,017,028	92.51	417,610,448	123.02

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	10,475	9,831,103	938.53	9,831,103	938.53	[4]
2019	—	—	—	—	—
2020	14,562	805,215	55.30	591,366	40.61
2021	26,225	13,709,557	522.77	13,716,938	523.05
2022	39,689	6,945,031	174.99	6,999,522	176.36
2023	1,847	1,953,677	1,057.76	2,260,608	1,223.94
2024	9,325	4,037,969	433.03	4,773,795	511.94
2025	1,872	657,519	351.24	733,455	391.80
2026	33,223	5,334,960	160.58	5,788,325	174.23
2027	243	30,000	123.46	36,000	148.15
Thereafter	189,403	50,708,385	267.73	77,467,889	409.01

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	63,229	13,654,063	215.95	13,654,063	215.95	[4]
2019	492,778	36,622,111	74.32	36,964,179	75.01
2020	1,179,806	92,970,237	78.80	92,971,699	78.80
2021	420,087	49,933,472	118.86	50,111,236	119.29
2022	997,662	96,380,255	96.61	97,168,863	97.40
2023	268,255	21,573,942	80.42	22,469,518	83.76
2024	1,095,460	83,403,764	76.14	88,072,177	80.40
2025	586,689	42,351,413	72.19	46,901,326	79.94
2026	878,365	76,948,403	87.60	81,934,496	93.28
2027	321,650	27,998,906	87.05	32,831,245	102.07
Thereafter	3,583,965	364,725,413	101.77	495,078,337	138.14

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Quarterly lease expirations - New York region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	6,459	430,431	66.64	430,431	66.64	[4]
Q4 2018	46,295	3,392,529	73.28	3,392,529	73.28
Total 2018	52,754	3,822,960	72.47	3,822,960	72.47

Q1 2019	72,476	6,059,817	83.61	6,059,817	83.61
Q2 2019	82,054	6,965,588	84.89	6,440,851	78.50
Q3 2019	232,421	16,975,277	73.04	17,835,550	76.74
Q4 2019	105,827	6,621,429	62.57	6,627,961	62.63
Total 2019	492,778	36,622,111	74.32	36,964,179	75.01

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	1,600	150,000	93.75	150,000	93.75	[4]
Q4 2018	8,875	9,681,103	1,090.83	9,681,103	1,090.83
Total 2018	10,475	9,831,103	938.53	9,831,103	938.53

Q1 2019	—	—	—	—	—
Q2 2019	—	—	—	—	—
Q3 2019	—	—	—	—	—
Q4 2019	—	—	—	—	—
Total 2019	—	—	—	—	—

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	8,059	580,431	72.02	580,431	72.02	[4]
Q4 2018	55,170	13,073,633	236.97	13,073,633	236.97
Total 2018	63,229	13,654,064	215.95	13,654,064	215.95

Q1 2019	72,476	6,059,817	83.61	6,059,817	83.61
Q2 2019	82,054	6,965,588	84.89	6,440,851	78.50
Q3 2019	232,421	16,975,277	73.04	17,835,550	76.74
Q4 2019	105,827	6,621,429	62.57	6,627,961	62.63
Total 2019	492,778	36,622,111	74.32	36,964,179	75.01

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Lease expirations - San Francisco region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	28,988	1,782,604	61.49	1,786,295	61.62
2019	567,077	27,538,452	48.56	28,044,808	49.46
2020	715,856	46,553,603	65.03	47,159,248	65.88
2021	795,538	38,495,061	48.39	40,805,382	51.29
2022	801,522	46,906,456	58.52	50,649,803	63.19
2023	435,104	29,723,655	68.31	33,068,708	76.00
2024	543,767	30,354,533	55.82	36,581,474	67.27
2025	272,264	18,115,564	66.54	22,267,211	81.79
2026	280,908	20,609,920	73.37	23,217,035	82.65
2027	233,055	18,312,626	78.58	21,914,633	94.03
Thereafter	1,185,025	88,269,732	74.49	109,861,599	92.71

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	9,910	583,723	58.90	583,723	58.90	[4]
2019	5,633	344,966	61.24	346,284	61.47
2020	31,336	2,025,305	64.63	2,065,195	65.90
2021	22,163	1,503,779	67.85	1,533,065	69.17
2022	38,819	1,932,634	49.79	2,002,007	51.57
2023	49,797	2,906,181	58.36	3,030,352	60.85
2024	9,388	669,429	71.31	736,337	78.43
2025	22,933	1,524,118	66.46	1,692,146	73.79
2026	25,600	1,860,170	72.66	2,059,268	80.44
2027	5,056	333,886	66.04	391,023	77.34
Thereafter	57,413	3,252,249	56.65	3,941,888	68.66

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	38,898	2,366,327	$60.83	2,370,018	$60.93	[4]
2019	572,710	27,883,418	48.69	28,391,092	49.57
2020	747,192	48,578,908	65.02	49,224,443	65.88
2021	817,701	39,998,840	48.92	42,338,447	51.78
2022	840,341	48,839,090	58.12	52,651,810	62.66
2023	484,901	32,629,836	67.29	36,099,060	74.45
2024	553,155	31,023,962	56.09	37,317,811	67.46
2025	295,197	19,639,682	66.53	23,959,357	81.16
2026	306,508	22,470,090	73.31	25,276,303	82.47
2027	238,111	18,646,512	78.31	22,305,656	93.68
Thereafter	1,242,438	91,521,981	73.66	113,803,487	91.60

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Lease expirations - San Francisco region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	28,988	1,782,604	61.49	1,786,295	61.62
Total 2018	28,988	1,782,604	61.49	1,786,295	61.62

Q1 2019	45,345	2,568,170	56.64	2,637,912	58.17
Q2 2019	57,082	3,101,782	54.34	3,101,782	54.34
Q3 2019	104,553	5,080,106	48.59	5,090,710	48.69
Q4 2019	360,097	16,788,395	46.62	17,214,404	47.80
Total 2019	567,077	27,538,452	48.56	28,044,808	49.46

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	1,485	56,430	38.00	56,430	38.00	[4]
Q4 2018	8,425	527,293	62.59	527,293	62.59
Total 2018	9,910	583,723	58.90	583,723	58.90

Q1 2019	3,820	170,770	44.70	170,770	44.70
Q2 2019	1,120	113,186	101.06	113,186	101.06
Q3 2019	693	61,010	88.04	62,327	89.94
Q4 2019	—	—	—	—	—
Total 2019	5,633	344,966	61.24	346,284	61.47

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	1,485	56,430	38.00	56,430	38.00	[4]
Q4 2018	37,413	2,309,896	61.74	2,313,587	61.84
Total 2018	38,898	2,366,326	60.83	2,370,017	60.93

Q1 2019	49,165	2,738,940	55.71	2,808,681	57.13
Q2 2019	58,202	3,214,969	55.24	3,214,969	55.24
Q3 2019	105,246	5,141,116	48.85	5,153,038	48.96
Q4 2019	360,097	16,788,395	46.62	17,214,404	47.80
Total 2019	572,710	27,883,419	48.69	28,391,092	49.57

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Lease expirations - Washington, DC region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	90,460	4,697,594	51.93	4,697,594	51.93
2019	1,402,888	70,348,914	50.15	70,984,575	50.60	[4]
2020	1,286,563	58,032,183	45.11	59,798,928	46.48
2021	998,067	54,881,682	54.99	58,175,486	58.29
2022	646,382	30,248,854	46.80	32,590,045	50.42
2023	381,376	19,318,053	50.65	21,635,212	56.73
2024	646,666	34,746,288	53.73	38,596,039	59.68
2025	355,890	15,373,189	43.20	17,302,727	48.62
2026	400,287	32,623,365	81.50	37,689,450	94.16
2027	516,266	29,939,403	57.99	34,642,514	67.10
Thereafter	1,809,553	110,974,077	61.33	146,936,901	81.20

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	—	—	—	—	—
2019	91,552	5,453,165	59.56	5,459,092	59.63
2020	46,181	3,098,793	67.10	3,151,063	68.23
2021	72,367	4,995,700	69.03	5,039,873	69.64
2022	40,918	2,629,065	64.25	2,745,951	67.11
2023	93,949	5,619,804	59.82	5,914,385	62.95
2024	25,497	1,627,566	63.83	1,772,323	69.51
2025	77,110	2,983,035	38.69	3,251,739	42.17
2026	33,594	2,361,387	70.29	2,569,005	76.47
2027	39,300	2,758,710	70.20	3,222,904	82.01
Thereafter	120,237	4,137,895	34.41	4,880,302	40.59

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	90,460	4,697,594	51.93	4,697,594	51.93
2019	1,494,440	75,802,079	50.72	76,443,667	51.15	[4]
2020	1,332,744	61,130,976	45.87	62,949,991	47.23
2021	1,070,434	59,877,382	55.94	63,215,359	59.06
2022	687,300	32,877,919	47.84	35,335,996	51.41
2023	475,325	24,937,857	52.46	27,549,597	57.96
2024	672,163	36,373,854	54.11	40,368,362	60.06
2025	433,000	18,356,224	42.39	20,554,466	47.47
2026	433,881	34,984,752	80.63	40,258,455	92.79
2027	555,566	32,698,113	58.86	37,865,418	68.16
Thereafter	1,929,790	115,111,972	59.65	151,817,203	78.67

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes 253,000 square feet of lease expirations at 1333 New Hampshire Avenue for which the Company entered into a binding agreement for the sale of the property.

Q3 2018
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]

as of September 30, 2018

OFFICE

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	90,460	4,697,594	51.93	4,697,594	51.93
Total 2018	90,460	4,697,594	51.93	4,697,594	51.93

Q1 2019	375,679	20,715,023	55.14	20,722,553	55.16
Q2 2019	141,184	6,549,940	46.39	6,561,194	46.47	[4]
Q3 2019	724,825	32,039,604	44.20	32,414,726	44.72	[4]
Q4 2019	161,200	11,044,346	68.51	11,286,102	70.01
Total 2019	1,402,888	70,348,914	50.15	70,984,575	50.60

RETAIL

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	—	—	—	—	—
Total 2018	—	—	—	—	—

Q1 2019	46,364	2,740,649	59.11	2,740,649	59.11
Q2 2019	2,207	174,343	79.00	174,343	79.00
Q3 2019	21,365	986,609	46.18	986,609	46.18
Q4 2019	21,616	1,551,563	71.78	1,557,490	72.05
Total 2019	91,552	5,453,165	59.56	5,459,092	59.63

TOTAL PROPERTY TYPES

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration	Footage Subject to
by Quarter	Expiring Leases	$	$/PSF	$	$/PSF
Q1 2018	—	—	—	—	—
Q2 2018	—	—	—	—	—
Q3 2018	—	—	—	—	—
Q4 2018	90,460	4,697,594	51.93	4,697,594	51.93
Total 2018	90,460	4,697,594	51.93	4,697,594	51.93

Q1 2019	422,043	23,455,672	55.58	23,463,203	55.59
Q2 2019	143,391	6,724,284	46.89	6,735,537	46.97	[4]
Q3 2019	746,190	33,026,213	44.26	33,401,335	44.76	[4]
Q4 2019	182,816	12,595,909	68.90	12,843,592	70.25
Total 2019	1,494,440	75,802,079	50.72	76,443,667	51.15
_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]
Includes 15,000 SF and 238,000 SF in Q2 and Q3 2019, respectively, of lease expirations at 1333 New Hampshire Avenue for which the Company entered into a binding agreement for the sale of the property.

Q3 2018
Lease expirations - CBD properties [1,2,3]

as of September 30, 2018

Boston

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	43,494	2,640,543	60.71	2,640,543	60.71	[4]
2019	242,082	16,311,881	67.38	16,355,959	67.56
2020	315,163	19,919,626	63.20	20,633,986	65.47
2021	409,356	24,638,660	60.19	24,502,502	59.86
2022	996,033	61,500,363	61.75	62,420,631	62.67
2023	484,472	33,755,962	69.68	37,263,588	76.92
2024	371,312	22,900,565	61.67	24,893,286	67.04
2025	773,931	53,325,319	68.90	58,723,782	75.88
2026	990,397	75,039,946	75.77	82,397,186	83.20
2027	336,877	28,387,298	84.27	31,839,117	94.51
Thereafter	3,708,734	214,217,926	57.76	253,301,761	68.30

Los Angeles

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	10,529	619,774	58.86	690,760	65.61
2019	36,750	1,886,717	51.34	1,974,590	53.73
2020	437,835	21,501,874	49.11	26,443,299	60.40
2021	350,514	21,479,628	61.28	23,858,726	68.07
2022	83,809	4,077,357	48.65	4,576,067	54.60
2023	142,793	8,053,468	56.40	9,337,141	65.39
2024	113,515	6,002,997	52.88	7,099,580	62.54
2025	186,894	9,791,276	52.39	11,992,434	64.17
2026	435,870	24,941,439	57.22	31,777,927	72.91
2027	13,937	590,940	42.40	712,192	51.10
Thereafter	372,897	24,790,246	66.48	35,776,248	95.94
New York

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	44,770	12,935,205	288.93	12,935,205	288.93	[4]
2019	312,605	29,860,492	95.52	30,177,916	96.54
2020	856,975	81,303,046	94.87	81,119,415	94.66
2021	310,773	46,221,877	148.73	46,355,368	149.16
2022	929,626	93,967,113	101.08	94,664,380	101.83
2023	154,405	17,939,071	116.18	18,571,688	120.28
2024	681,243	68,585,113	100.68	72,702,774	106.72
2025	301,302	31,930,286	105.97	35,066,639	116.38
2026	693,425	70,760,187	102.04	75,006,142	108.17
2027	240,939	25,106,685	104.20	29,649,866	123.06
Thereafter	3,364,137	356,799,347	106.06	486,293,044	144.55

Q3 2018
Lease expirations - CBD properties (continued) [1,2,3]

as of September 30, 2018

San Francisco

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	29,276	1,983,688	67.76	1,987,379	67.88	[4]
2019	175,152	11,224,074	64.08	11,353,680	64.82
2020	630,823	43,374,128	68.76	43,869,106	69.54
2021	431,239	28,645,401	66.43	30,423,235	70.55
2022	426,918	28,498,125	66.75	30,721,291	71.96
2023	366,855	25,283,224	68.92	27,890,187	76.03
2024	476,115	28,415,651	59.68	32,271,274	67.78
2025	193,114	13,493,070	69.87	15,505,260	80.29
2026	306,508	22,470,090	73.31	25,276,302	82.47
2027	238,111	18,646,512	78.31	22,305,655	93.68
Thereafter	1,217,926	90,389,527	74.22	112,281,563	92.19

Washington, DC

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	27,330	1,663,425	60.86	1,663,425	60.86
2019	632,420	41,910,826	66.27	42,470,091	67.15	[5]
2020	240,112	13,170,637	54.85	13,501,662	56.23
2021	594,995	41,054,701	69.00	43,399,084	72.94
2022	138,539	9,036,115	65.22	9,603,998	69.32
2023	51,216	3,419,223	66.76	3,867,456	75.51
2024	186,202	12,797,995	68.73	14,365,050	77.15
2025	86,404	4,737,680	54.83	5,551,014	64.24
2026	348,373	30,485,784	87.51	34,979,376	100.41
2027	213,230	15,229,391	71.42	17,887,500	83.89
Thereafter	1,183,056	79,356,644	67.08	104,343,623	88.20

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

[5]	Includes 253,000 square feet of lease expirations at 1333 New Hampshire Avenue for which the Company entered into a binding agreement for the sale of the property.

Q3 2018
Lease expirations - Suburban properties [1,2,3]

as of September 30, 2018

Boston

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	61,081	2,217,669	36.31	2,217,669	36.31	[4]
2019	399,351	16,217,136	40.61	16,294,744	40.80
2020	291,164	12,844,532	44.11	13,025,377	44.74
2021	462,409	17,955,441	38.83	18,690,367	40.42
2022	605,999	23,720,994	39.14	24,008,933	39.62
2023	324,728	13,003,102	40.04	13,963,929	43.00
2024	582,919	24,572,872	42.15	26,164,433	44.89
2025	502,715	24,808,760	49.35	26,841,612	53.39
2026	132,589	5,227,487	39.43	5,627,509	42.44
2027	320,650	12,592,003	39.27	15,147,899	47.24
Thereafter	566,992	24,493,252	43.20	25,055,468	44.19

New York

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	18,459	718,859	38.94	718,859	38.94	[4]
2019	180,173	6,761,619	37.53	6,786,264	37.67
2020	322,831	11,667,191	36.14	11,852,283	36.71
2021	109,314	3,711,595	33.95	3,755,868	34.36
2022	68,036	2,413,142	35.47	2,504,483	36.81
2023	113,850	3,634,872	31.93	3,897,831	34.24
2024	414,217	14,818,651	35.78	15,369,404	37.10
2025	285,387	10,421,128	36.52	11,834,687	41.47
2026	184,940	6,188,216	33.46	6,928,354	37.46
2027	80,711	2,892,221	35.83	3,181,379	39.42
Thereafter	219,828	7,926,066	36.06	8,785,292	39.96

San Francisco

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	9,622	382,638	39.77	382,638	39.77
2019	397,558	16,659,345	41.90	17,037,411	42.86
2020	116,369	5,204,779	44.73	5,355,337	46.02
2021	386,462	11,353,439	29.38	11,915,212	30.83
2022	413,423	20,340,965	49.20	21,930,519	53.05
2023	118,046	7,346,612	62.24	8,208,872	69.54
2024	77,040	2,608,312	33.86	5,046,536	65.51
2025	102,083	6,146,613	60.21	8,454,097	82.82
2026	—	—	—	—	—
2027	—	—	—	—	—
Thereafter	24,512	1,132,454	46.20	1,521,924	62.09

Q3 2018
Lease expirations - Suburban properties (continued) [1,2,3]

as of September 30, 2018

Washington, DC

	Rentable Square	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease	Footage Subject to
Expiration	Expiring Leases	$	$/PSF	$	$/PSF
2018	63,130	3,034,169	48.06	3,034,169	48.06
2019	862,020	33,891,253	39.32	33,973,575	39.41
2020	1,092,632	47,960,339	43.89	49,448,329	45.26
2021	475,439	18,822,681	39.59	19,816,275	41.68
2022	548,761	23,841,804	43.45	25,731,998	46.89
2023	424,109	21,518,634	50.74	23,682,141	55.84
2024	485,961	23,575,858	48.51	26,003,312	53.51
2025	346,596	13,618,544	39.29	15,003,452	43.29
2026	85,508	4,498,968	52.61	5,279,078	61.74
2027	342,336	17,468,723	51.03	19,977,918	58.36
Thereafter	746,734	35,755,329	47.88	47,473,580	63.57

_____________

[1]	For the Company's definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 51.

[2]	Includes 100% of joint venture properties and partially placed in-service leased space. Does not include residential units and hotel.

[3]
Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

[4]	Includes square feet expiring on the last day of the current quarter.

Q3 2018
Research coverage

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties' performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Jacob Kilstein	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays Capital	Ross Smotrich	212.526.2306
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citigroup Global Markets	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
D.A. Davidson & Co.	Barry Oxford	212.240.9871
Deutsche Bank Securities	Derek Johnston / Mike Husseini	212.250.5683 / 212.250.7703
Evercore ISI	Steve Sakwa / Jason Green	212.446.9462
Green Street Advisors	Daniel Ismail	949.640.8780
Goldman Sachs	Andrew Rosivach	212.902.2796
Jefferies & Co.	Jonathan Petersen / Omotayo Okusanya	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Richard Anderson	212.205.8445
Morgan Stanley	Vikram Malhotra	212.761.7064
Morningstar	Brad Schwer	312.244.7061
RBC Capital Markets	Mike Carroll	440.715.2649
RW Baird	David Rodgers / Richard Schiller	216.737.7341 / 312.609.5485
Sandler O'Neill & Partners	Alexander Goldfarb / Daniel Santos	212.466.7937 / 212.466.7927
Scotia Capital Inc.	Nicholas Yulico	212.225.6904
Stifel, Nicolaus & Company	John Guinee / Aaron Wolf	443.224.1307 / 443.224.1206
SunTrust Robinson Humphrey	Michael Lewis	212.319.5659
UBS Securities	Frank Lee	415.352.5679
Wells Fargo Securities	Blaine Heck	443.263.6529

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Thierry Perrein / Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Fitch Ratings	Stephen Boyd	212.908.9153
Moody's Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor's	Michael Souers	212.438.2508

Q3 2018
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP's Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company's share of the amount from the Company's unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company's consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after priority allocations and their share of fees due to the Company).  Management believes that presenting “BXP's Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP's Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners' interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of “BXP's Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company's financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP's Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 55.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property's total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company's Consolidated Debt plus (y) the market value of the Company's outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units and (7) on and after February 4, 2018, which was the end of the performance period for 2015 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2016, 2017 and 2018 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company's capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company's outstanding indebtedness.

Q3 2018
Definitions (continued)
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate, or “EBITDAre,” as net income (loss) attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company's share of EBITDAre from unconsolidated joint ventures less gains on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc. common shareholders.
In some cases the Company also presents (A) BXP's Share of EBITDAre – cash, which is BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP's Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company's computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. common shareholders in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, hedge amortization, maintenance capital expenditures, losses from early extinguishment of debt, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management, and, although the Company’s Fixed Charge Coverage Ratio is not a liquidity measure, as it does not include adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that its Fixed Charge Coverage Ratio provides investors with useful supplemental information regarding the Company’s ability to service its existing fixed charges. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners' share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.'s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2018
Definitions (continued)
Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company's balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company's operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company's real estate across reporting periods and to the operating performance of other companies.
The Company's computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company's operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company's consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being "in-service" upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as "in-service," which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being "in-service," and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company's unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP's Share of EBITDAre – cash divided by Adjusted interest expense. BXP's Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP's Share of EBITDAre after eliminating the effects of straight-line rent, fair value lease revenue and non-cash termination income adjustment (fair value lease amounts) and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP's Share of interest expense less (1) BXP's Share of hedge amortization and (2) BXP's Share of amortization of financing costs plus losses from early extinguishment of debt. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP's Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company's ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property's units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2018
Definitions (continued)
Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains on sales of real estate, interest and other income, gains (losses) from investments in securities and gains (losses) from early extinguishments of debt. In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent, fair value lease revenue, straight-line ground rent expense adjustment and lease transaction costs that qualify as rent inducements in accordance with GAAP, (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue (excluding termination income)
Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company's analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." Pages 19 - 22 indicate by footnote the "In-Service Properties" that are not included in "Same Properties."

Q3 2018
Reconciliations

(unaudited and in thousands)
BXP's Share of select items

	Three Months Ended
	30-Sep-18	30-Jun-18
Revenue	$686,284	$664,484
Partners' share of revenue from consolidated joint ventures (JVs)	(72,924)	(71,599)
BXP's share of revenue from unconsolidated JVs	36,434	26,485
BXP's Share of revenue	$649,794	$619,370

Straight-line rent	$(848)	$19,972
Partners' share of straight-line rent from consolidated JVs	2,657	(2,732)
BXP's share of straight-line rent from unconsolidated JVs	3,037	2,321
BXP's Share of straight-line rent	$4,846	$19,561

Fair value lease revenue [1]	$6,053	$6,092
Partners' share of fair value lease revenue from consolidated JVs [1]	(1,910)	(1,910)
BXP's share of fair value lease revenue from unconsolidated JVs [1]	864	458
BXP's Share of fair value lease revenue [1]	$5,007	$4,640

Lease termination income	$1,350	$718
Partners' share of termination income from consolidated JVs	—	—
BXP's share of termination income from unconsolidated JVs	—	(3)
BXP's Share of termination income	$1,350	$715

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners' share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP's share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP's Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Capitalized internal leasing and external legal costs	$1,901	$2,357
Partners' share of capitalized internal leasing and external legal costs from consolidated JVs	(224)	(32)
BXP's share of capitalized internal leasing and external legal costs from unconsolidated JVs	179	267
BXP's Share of capitalized internal leasing and external legal costs	$1,856	$2,592

Hedge amortization	$1,579	$1,579
Partners' share of hedge amortization from consolidated JVs	(144)	(144)
BXP's share of hedge amortization from unconsolidated JVs	—	—
BXP's Share of hedge amortization	$1,435	$1,435

Depreciation and amortization	$157,996	$156,417
Noncontrolling interests in property partnerships' share of depreciation and amortization	(18,166)	(18,426)
BXP's share of depreciation and amortization from unconsolidated JVs	18,020	9,312
BXP's Share of depreciation and amortization	$157,850	$147,303

Lease transaction costs that qualify as rent inducements [2]	$3,866	$521
Partners' share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(107)	—
BXP's share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	87	65
BXP's Share of lease transaction costs that qualify as rent inducements [2]	$3,846	$586

2nd generation tenant improvements and leasing commissions	$50,134	$56,779
Partners' share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(6,587)	(979)
BXP's share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	9,197	920
BXP's Share of 2nd generation tenant improvements and leasing commissions	$52,744	$56,720

Q3 2018
Reconciliations (continued)

BXP's Share of select items (continued)

	Three Months Ended
	30-Sep-18	30-Jun-18
Maintenance capital expenditures [3]	$25,011	$12,885
Partners' share of maintenance capital expenditures from consolidated JVs [3]	(73)	(723)
BXP's share of maintenance capital expenditures from unconsolidated JVs [3]	284	216
BXP's Share of maintenance capital expenditures [3]	$25,222	$12,378

Interest expense	$95,366	$92,204
Partners' share of interest expense from consolidated JVs	(11,044)	(11,138)
BXP's share of interest expense from unconsolidated JVs	9,360	6,510
BXP's Share of interest expense	$93,682	$87,576

Capitalized interest	$16,595	$17,621
Partners' share of capitalized interest from consolidated JVs	(1,219)	(1,055)
BXP's share of capitalized interest from unconsolidated JVs	1,182	566
BXP's Share of capitalized interest	$16,558	$17,132

Amortization of financing costs	$3,062	$3,060
Partners' share of amortization of financing costs from consolidated JVs	(382)	(382)
BXP's share of amortization of financing costs from unconsolidated JVs	153	109
BXP's Share of amortization of financing costs	$2,833	$2,787

_____________

[1]	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

[2]
Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.

[3]	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2018
Reconciliations (continued)

for the three months ended September 30, 2018
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
Revenue
Rent	$56,174	$80,030	$19,868	$156,072
Straight-line rent	809	(5,290)	(12,004)	(16,485)
Fair value lease revenue	4,509	236	—	4,745
Base Rent	61,492	74,976	7,864	144,332
Recoveries from tenants	13,132	15,883	4,405	33,420
Parking and other	753	1,487	223	2,463
Total rental revenue	75,377	92,346	12,492	180,215
Expenses
Operating	30,148	33,594	5,609	69,351
Net Operating Income (NOI)	45,229	58,752	6,883	110,864

Other income (expense)
Development and management services revenue	596	776	99	1,471
Interest and other income	485	531	134	1,150
Interest expense	(20,644)	(6,192)	—	(26,836)
Depreciation and amortization expense	(21,760)	(20,963)	(2,687)	(45,410)
Total other income (expense)	(41,323)	(25,848)	(2,454)	(69,625)
Net income	$3,906	$32,904	$4,429	$41,239

BXP's nominal ownership percentage	60.00%	55.00%	95.00%

Partners' share of NOI (after priority allocations)[1]	$17,415	$25,640	$13	$43,068
BXP's share of NOI (after priority allocations)	$27,814	$33,112	$6,870	$67,796
Unearned portion of capitalized fees [2]	$372	$947	$55	$1,374

Partners' share of select items [1]
Partners' share hedge amortization	$144	$—	$—	$144
Partners' share of amortization of financing costs	$346	$36	$—	$382
Partners' share of capitalized interest	$301	$918	$—	$1,219
Partners' share of lease transaction costs that qualify as rent inducements	$—	$107	$—	$107
Partners' share of management and other fees	$677	$799	$36	$1,512
Partners' share of basis differential and other adjustments	$(16)	$(38)	$(14)	$(68)
Partners' share of priority allocations	$—	$—	$296	$296

Reconciliation of Partners' share of EBITDAre [1]
Partners' NCI	$901	$14,046	$(97)	$14,850
Add:
Partners' share of interest expense	8,258	2,786	—	11,044
Partners' share of depreciation and amortization expense after BXP's basis differential	8,688	9,357	121	18,166
Partners' share of EBITDAre	$17,847	$26,189	$24	$44,060

Reconciliation of Partners' share of Net Operating Income (Loss) (NOI)[1]
Rental revenue	$30,151	$41,556	$625	$72,332
Less: Termination income	—	—	—	—
Rental revenue (excluding termination income)	30,151	41,556	625	72,332
Less: Operating expenses (including partners' share of management and other fees)	12,736	15,916	316	28,968
Priority allocations	—	—	296	296
NOI (excluding termination income and after priority allocations)	$17,415	$25,640	$13	$43,068

Rental revenue (excluding termination income)	$30,151	$41,556	$625	$72,332
Less: Straight-line rent	324	(2,381)	(600)	(2,657)
Fair value lease revenue	1,804	106	—	1,910
Add: Lease transaction costs that qualify as rent inducements	—	107	—	107
Subtotal	28,023	43,938	1,225	73,186
Less: Operating expenses (including partners' share of management and other fees)	12,736	15,916	316	28,968
Priority allocations	—	—	296	296
NOI - cash (excluding termination income and after priority allocations)	$15,287	$28,022	$613	$43,922

Reconciliation of Partners' share of Revenue [1]
Rental revenue	$30,151	$41,556	$625	$72,332
Add: Development and management services revenue	238	349	5	592
Revenue	$30,389	$41,905	$630	$72,924
_________

[1]	Amounts represent the partners' share based on their respective ownership percentage.

[2]	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company's net income.

Q3 2018
Reconciliations (continued)

for the three months ended September 30, 2018
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES

	540 Madison Avenue	Market Square North	Metropolitan Square		901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
Revenue
Rental	$5,361	$4,491	$5,705		$7,170		$2,724	$2,871	$14,251		$9,877	$1,527	$53,977
Straight-line rent	282	178	39		(446)		50	2	2,723		1,831	109	4,768
Fair value lease revenue	—	—	—		—		—	—	96		739	—	835
Termination income	—	—	—		—		—	—	—		—	—	—
Base rent	5,643	4,669	5,744		6,724		2,774	2,873	17,070		12,447	1,636	59,580
Recoveries from tenants	618	905	1,314		1,330		536	1,298	902		1,223	682	8,808
Parking and other	12	263	641		410		55	125	2,802		1,320	1,135	6,763
Total rental revenue	6,273	5,837	7,699		8,464		3,365	4,296	20,774		14,990	3,453	75,151
Expenses
Operating	3,443	2,338	3,629		3,655		1,573	1,436	6,185		5,891	1,372	29,522
Net operating income/(loss)	2,830	3,499	4,070		4,809		1,792	2,860	14,589		9,099	2,081	45,629

Other income/(expense)
Development and management services revenue	104	3	1		—		—	—	11		8	—	127
Interest and other income	61	73	4		62		80	19	163		—	437	899
Interest expense	(1,007)	(1,470)	(2,222)		(2,075)		(1,379)	(1,128)	(5,033)		(5,169)	(377)	(19,860)
Depreciation and amortization expense	(1,978)	(1,034)	(24,470)	[3]	(1,488)		(981)	(944)	(4,706)		(7,617)	(1,774)	(44,992)
Total other income/(expense)	(2,820)	(2,428)	(26,687)		(3,501)		(2,280)	(2,053)	(9,565)		(12,778)	(1,714)	(63,826)
Net income/(loss)	$10	$1,071	$(22,617)		$1,308		$(488)	$807	$5,024		$(3,679)	$367	$(18,197)

BXP's nominal ownership percentage	60%	50%	20%		25%		50%	30%	50%		55%

BXP's share of select items
BXP's share of amortization of financing costs	$20	$10	$5		$22	[4]	$18	$4	$13		$58	$3	$153
BXP's share of capitalized interest	$—	$—	$25		$—	[4]	$—	$—	$—		$—	$1,157	$1,182
BXP's share of non-cash termination income adjustment (fair value lease amounts)	$—	$—	$—		$—	[4]	$—	$—	$—		$—	$—	$—

Reconciliation of BXP's share of EBITDAre
Income/(loss) from unconsolidated joint ventures	$173	$492	$(4,527)		$347	[4]	$(288)	$242	$1,022		$(2,023)	$249	$(4,313)
Add:
BXP's share of interest expense	604	735	444		1,001		690	338	2,517		2,843	188	9,360
BXP's share of depreciation and amortization expense	1,020	560	4,897		1,071	[4]	535	283	4,790	[5]	4,190	674	18,020
BXP's share of EBITDAre	$1,797	$1,787	$814		$2,419		$937	$863	$8,329		$5,010	$1,111	$23,067

Q3 2018
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES
Reconciliation of BXP's share of Net Operating Income/(Loss)	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Annapolis Junction [1]	500 North Capitol Street, N.W.	Colorado Center		Santa Monica Business Park	Other Joint Ventures [2]	Total Unconsolidated Joint Ventures
BXP's share of rental revenue	$3,764	$2,919	$1,540	$4,081	[4]	$1,683	$1,289	$11,334	[5]	$8,245	$1,505	$36,360
BXP's share of operating expenses	2,066	1,169	726	1,762	[4]	787	431	3,093		3,240	575	13,849
BXP's share of net operating income/(loss)	1,698	1,750	814	2,319	[4]	896	858	8,241		5,005	930	22,511
Less:
BXP's share of termination income	—	—	—	—	[4]	—	—	—		—	—	—
BXP's share of net operating income/(loss) (excluding termination income)	1,698	1,750	814	2,319	[4]	896	858	8,241		5,005	930	22,511
Less:
BXP's share of straight-line rent	169	89	8	(215)	[4]	25	1	1,899	[5]	1,007	54	3,037
BXP's share of fair value lease revenue	—	—	—	—	[4]	—	—	458	[5]	406	—	864
Add:
BXP's share of lease transaction costs that qualify as rent inducements	—	8	40	—	[4]	—	—	19		20	—	87
BXP's share of net operating income/(loss) - cash (excluding termination income)	$1,529	$1,669	$846	$2,534	[4]	$871	$857	$5,903		$3,612	$876	$18,697

Reconciliation of BXP's share of Revenue
BXP's share of rental revenue	$3,764	$2,919	$1,540	$4,081	[4]	$1,683	$1,289	$11,334	[5]	$8,245	$1,505	$36,360
Add:
BXP's share of development and management services revenue	62	2	—	—		—	—	6		4	—	74
BXP's share of revenue	$3,826	$2,921	$1,540	$4,081	[4]	$1,683	$1,289	$11,340		$8,249	$1,505	$36,434

_____________

[1]	Annapolis Junction includes four in-service properties and two undeveloped land parcels.

[2]	Includes The Hub on Causeway, 1001 6th Street, Dock 72, 7750 Wisconsin Avenue, 1265 Main Street, Wisconsin Place Parking Facility and 3 Hudson Boulevard.

[3]	During the three months ended September 30, 2018, approximately $25 million of real estate assets were written off related to a redevelopment project at Metropolitan Square in Washington, DC.

[4]	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

[5]	The Company's purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.

Q3 2018
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

Three Months Ended
30-Sep-17
Revenue
Rental
Base rent	$513,269
Recoveries from tenants	94,476
Parking and other	26,092
Total rental revenue	633,837
Hotel revenue	13,064
Development and management services	10,811
Total revenue	657,712
Expenses
Operating
Rental	237,341
Hotel	8,447
General and administrative	25,792
Transaction costs	239
Depreciation and amortization	152,164
Total expenses	423,983
Operating income	233,729
Other income (expense)
Income from unconsolidated joint ventures	843
Gains on sales of real estate	2,891
Interest and other income	1,329
Gains from investments in securities	944
Interest expense	(92,032)
Net income	147,704
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(14,340)
Noncontrolling interest - common units of the Operating Partnership	(13,402)
Net income attributable to Boston Properties, Inc.	119,962
Preferred dividends	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$117,337

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.76
Net income attributable to Boston Properties, Inc. per share - diluted	$0.76